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                                                                    EXHIBIT 10.8

                        COINSURANCE REINSURANCE AGREEMENT

                                     between

                      CITIZENS INSURANCE COMPANY OF AMERICA

                                Denver, Colorado

                                       and

                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                  Austin, Texas

                             COINSURANCE AGREEMENT
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                                TABLE OF CONTENTS

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ARTICLE I  DEFINITION OF TERMS....................................................................................    1
         1.1.  Assumed Policy.....................................................................................    1
         1.2.  Assumption Agreement...............................................................................    1
         1.3.  Assumption Effective Date..........................................................................    1
         1.4.  Closing............................................................................................    1
         1.5.  Closing Date.......................................................................................    2
         1.6.  Coinsurance Effective Date.........................................................................    2
         1.7.  Coinsured Policy...................................................................................    2
         1.8.  Excluded Liabilities...............................................................................    2
         1.9.  Existing Reinsurance Coverage......................................................................    2
         1.10.  Non-Consenting Policyholder.......................................................................    2
         1.11.  Policies..........................................................................................    2
         1.12.  Policyholder......................................................................................    2
         1.13.  Producer..........................................................................................    3
         1.14.  Producer Agreement................................................................................    3
         1.15.  Producer Payments.................................................................................    3
         1.16.  Purchase Price....................................................................................    3
         1.17.  Required Closing Date Approvals...................................................................    3
         1.18.  Services Agreement................................................................................    3
         1.19.  Settlement Amount.................................................................................    3
         1.20.  Statutory Reserves and Liabilities................................................................    3
         1.21.  Support Services..................................................................................    3
         1.22.  Taxes.............................................................................................    3
         1.23.  Transition Period.................................................................................    4
         1.24.  Transition Date...................................................................................    4

ARTICLE II  BASIS OF COINSURANCE..................................................................................    4
         2.1.  Coinsurance........................................................................................    4
         2.2.  Duration of Coinsurance; Recapture.................................................................    5
         2.3.  Parties to Coinsurance.............................................................................    5

ARTICLE III  CLOSING AND CONSIDERATION............................................................................    5
         3.1.  Settlement Amount..................................................................................    5
         3.2.  Closing............................................................................................    6
         3.3.  Reinsurer Records..................................................................................    6

ARTICLE IV  UNDERTAKINGS OF THE REINSURER FOLLOWING CLOSING.......................................................    6
         4.1.  Transition Period..................................................................................    6
         4.2.  Premium Payments, Negotiation of Checks............................................................    6
         4.3.  Producer Payments..................................................................................    6
         4.4.  Reserves...........................................................................................    7
         4.5.  Establishment and Maintenance of Trust Account.....................................................    7
         4.6.  Premium Taxes......................................................................................    8
         4.7.  Guaranty Fund Assessments..........................................................................    8
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                                        i

                       COINSURANCE REINSURANCE AGREEMENT

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         4.8.  Reports............................................................................................    8
         4.9.  Audit..............................................................................................    8

ARTICLE V  UNDERTAKINGS OF COMPANY FOLLOWING CLOSING..............................................................    9
         5.1.  Cooperation........................................................................................    9
         5.2.  Forwarding of Claims and Inquiries.................................................................    9

ARTICLE VI  INDEMNIFICATION.......................................................................................    9
         6.1.  Indemnification by the Company.....................................................................    9
         6.2.  Indemnification by the Reinsurer...................................................................    9
         6.3.  Extracontractual Damages...........................................................................   10
         6.4.  Indemnification and Arbitration Procedures.........................................................   10
         6.5.  Cooperation........................................................................................   10

ARTICLE VII  INSOLVENCY...........................................................................................   10
         7.1.  Payment of Benefits under an Insolvency............................................................   10
         7.2.  Required Notice of and Defense against Claims......................................................   10

ARTICLE VIII  GENERAL PROVISIONS..................................................................................   11
         8.1.  Notices............................................................................................   11
         8.2.  Confidentiality....................................................................................   11
         8.3.  Misunderstandings and Oversights...................................................................   11
         8.4.  Reinstatements.....................................................................................   11
         8.5.  Entire Agreement...................................................................................   11
         8.6.  Waivers and Amendments.............................................................................   11
         8.7.  No Third Party Beneficiaries.......................................................................   12
         8.8.  Assignment.........................................................................................   12
         8.9.  Governing Law......................................................................................   12
         8.10.  Counterparts......................................................................................   13
         8.11.  Severability......................................................................................   13
         8.12.  Exhibits and Paragraph Headings...................................................................   12
         8.13.  Tax Provisions....................................................................................   12


                                       ii

                        COINSURANCE REINSURANCE AGREEMENT

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                        COINSURANCE REINSURANCE AGREEMENT

                  THIS COINSURANCE REINSURANCE AGREEMENT (the "Agreement") dated as of the date set forth below, is made and entered into by and between CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado stock life insurance company (hereinafter referred to as the "Company") and TEXAS INTERNATIONAL LIFE INSURANCE COMPANY, a Texas stock life insurance company (hereinafter referred to as the "Reinsurer").

                  WHEREAS, the Company is the issuer of certain insurance Policies (as defined herein), which are identified by policy form number and/or plan code at SCHEDULE 1.11 hereto; and

                  WHEREAS, the Company and the Reinsurer have entered into a certain Agreement for Reinsurance dated of even date herewith (the "Master Agreement") pursuant to which the Company and the Reinsurer have mutually agreed to enter into this Agreement under which the Company desires to cede its risks under the Policies to the Reinsurer on a one hundred percent (100%) quota share basis, and the Reinsurer desires to provide indemnity reinsurance of such risks on the terms and conditions stated herein;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and in reliance upon the representations, warranties, conditions and covenants contained herein and in the Master Agreement, and intending to be legally bound hereby, the Company and the Reinsurer hereby agree as follows:

                                   ARTICLE I

                               DEFINITION OF TERMS

                  Capitalized terms used and not otherwise defined herein shall have the meaning given in the Master Agreement. Other capitalized terms used herein shall have the meaning given below.

                  1.1. Assumed Policy. Each Coinsured Policy that has been reinsured and assumed by the Reinsurer pursuant to the terms of the Assumption Agreement.

                  1.2. Assumption Agreement. The Assumption Reinsurance Agreement to be entered into between the Company and the Reinsurer pursuant to the provisions of Section 2.1 of the Master Agreement.

                  1.3. Assumption Effective Date. The date upon which any of the Coinsured Policies are to be assumed by the Reinsurer under the provisions of the Assumption Agreement.

                  1.4. Closing. The closing of the transactions contemplated in Article III of this Agreement, including the payment of the Purchase Price and the transfer of the Settlement Amount which shall take place at the offices of the Company, unless the parties agree to close by facsimile transmission and wire transfer.

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                       COINSURANCE REINSURANCE AGREEMENT
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                  1.5.     Closing Date. The date upon which the Closing shall
take place, which shall be not later than the fifth business day following the receipt of the last of the Required Closing Date Approvals, or at such other date and time as the parties may mutually agree in writing.

                  1.6. Coinsurance Effective Date. The date upon which the coinsurance of the Policies by the Reinsurer under the terms of this Agreement shall be effective, which shall be 12:01 a.m. Central time, on January 1, 2004.

                  1.7. Coinsured Policy. Each Policy reinsured by the Reinsurer under this Agreement; provided, however, that the Reinsurer shall not accept any liability for or reinsure any Policy that is the subject matter of pending litigation or an attorney demand letter threatening litigation against the Company as of the Transition Date. The Reinsurer agrees to reinsure under this Agreement any Policy that is the subject matter of pending litigation or any attorney demand letter threatening litigation against the Company on the Transition Date that has been successfully settled or concluded by the Company after the Transition Date and which remains in force; provided, however, that the Company shall use its best efforts to compromise or settle all disputes involving Policies that are the subject matter of pending litigation or any attorney demand letter threatening litigation against the Company on the Transition Date in such a way that such Policies will not remain in force upon the conclusion or settlement of such disputes.

                  1.8. Excluded Liabilities. Any claim or liability under, in connection with or with respect to the Policies (a) subject to Section 4.6 of this Agreement, for Taxes payable with respect to premiums collected on Policies in force in all periods prior to the Assumption Effective Date; (b) for "bad faith", punitive, exemplary or other extra-contractual damages that are based upon, relate to or arise out of any act, error or omission of the Company or any of its officers, directors, agents or employees, whether intentional or otherwise, which occurred prior to the Transition Date; or (c) subject to
Section 4.7 of this Agreement, arising from participation in any guaranty fund, insolvency fund, plan, pool, association or other similar organization and which is based on premiums collected on Coinsured Policies in force in any period on or prior to the Assumption Effective Date.

                  1.9. Existing Reinsurance Coverage. All contracts, agreements and treaties of reinsurance between the Company and any third-party reinsurer that (i) are in force and effect as of the Coinsurance Effective Date and (ii) cover any risks associated with the Policies.

                  1.10. Non-Consenting Policyholder. Any Policyholder who either fails to give affirmative consent, or specifically objects, to the assumption of a Coinsured Policy as provided for in the Assumption Agreement in any jurisdiction in which either affirmative consent or non-objection is required by law.

                  1.11. Policies. All of those insurance policy contracts issued by the Company that are (i) identified by policy form number and/or plan code at SCHEDULE 1.11 hereto, and (ii) in force and effect as of the Coinsurance Effective Date or issued or reinstated on or after the Coinsurance Effective Date under the terms of this agreement.

                  1.12. Policyholder. Any individual or entity which is the owner of a Policy or which has the right to terminate or lapse the Policy, effect changes of beneficiary, coverage limits, add or terminate persons covered under such Policy or direct any other policy changes in such Policy.

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                       COINSURANCE REINSURANCE AGREEMENT

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                  1.13.    Producer. Any agent, broker, representative, or
subagent of any person (i) having a Producer Agreement with the Company and (ii) being entitled to receive any Producer Payments from the Company for the solicitation, sale, marketing, production or servicing of any of the Policies.

                  1.14. Producer Agreement. Any written agreement, contract, understanding or arrangement between the Company and any Producer, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Policies.

                  1.15. Producer Payments. Any expense allowance, commission, override commission, service fee or other compensation payable by the Company to a Producer pursuant to a Producer Agreement.

                  1.16. Purchase Consideration. In addition to the Statutory Reserve and Liabilities that will be paid as part of the Settlement Amount that is payable by the Company to the Reinsurer in connection with the reinsurance of the Policies under this Agreement, an additional part of the Purchase Consideration shall be the Profit-sharing formula shown in SCHEDULE 1.16.

                  1.17. Required Closing Date Approvals. The approval of any insurance regulatory authorities that may be required for the reinsurance of the Policies by the Reinsurer pursuant to the terms and provisions of this Agreement.

                  1.18. Services Agreement. The Administrative Services Agreement between the Company and the Reinsurer entered into pursuant to the terms of the Master Agreement.

                  1.19. Settlement Amount. The amount of the payment to be made at Closing by the Company to the Reinsurer in connection with the coinsurance of the Policies under this Agreement, which shall be in an amount calculated pursuant to SCHEDULE 3.1 attached hereto and made a part hereof.

                  1.20. Statutory Reserves and Liabilities. The sum of all of the reserves, deposit fund liabilities (i.e., pre-paid premium, benefits left on deposit) and liabilities maintained by the Company for the Coinsured Policies, including liabilities for dividends and coupons payable in the next calendar year which are required under (a) the terms of the Coinsured Policies and (b) the reserve requirements, statutory accounting rules and actuarial principles applicable to the Company under the law of each state of domicile and consistent with the methodologies and assumptions used by the Company in calculating reserves and liabilities for the Coinsured Policies on its latest annual statutory financial statements filed with the insurance regulatory authority in its state of domicile and as listed in Schedule 3.1 of this Coinsurance Reinsurance Agreement.

                  1.21. Support Services. The services to be provided in connection with the Coinsured Policies under the Services Agreement.

                  1.22. Taxes. All forms of taxation, whether of the United States or elsewhere and whether imposed by a local, municipal, state, federal, foreign or other body or instrumentality, and shall include, without limitation, income, sales, use, gross receipts, value added and premium taxes, together with any related interest, penalties and additional amounts imposed by any taxing authority.

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                       COINSURANCE REINSURANCE AGREEMENT
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                  1.23.    Transition Period. The period from the Coinsurance
Effective Date to the Transition Date, during which the Company shall be responsible for providing all Support Services in connection with the Coinsured Policies under the terms of the Services Agreement.

                  1.24. Transition Date. The date upon which the Reinsurer shall undertake to perform all Support Services in connection with the Policies under the terms and provisions of the Services Agreement, or one hundred twenty
(120) days after the Closing Date, whichever is later.

                                   ARTICLE II

                              BASIS OF COINSURANCE

                  2.1. Coinsurance. Subject to the terms and conditions of this Agreement, and any Existing Reinsurance Coverage, effective as of the Coinsurance Effective Date, the Company hereby cedes to the Reinsurer and the Reinsurer hereby accepts reinsurance and coinsures on a one hundred percent (100%) quota share basis the Company's contractual liabilities (other than Excluded Liabilities) under the Coinsured Policies, by means of indemnity reinsurance. Any Existing Reinsurance is to remain in place and will be assigned from the Company to the Reinsurer upon the effective date of the Coinsurance Effective Date. The Company and the Reinsurer mutually agree that, on and after the Coinsurance Effective Date, the Reinsurer shall be entitled to exercise all contractual rights and privileges of the Company under the Coinsured Policies in accordance with the terms, provisions and conditions of such Coinsured Policies. The Reinsurer agrees to be responsible for one hundred percent (100%) of the Statutory Reserves and Liabilities applicable to the Coinsured Policies (other than the Excluded Liabilities), and shall be fully responsible, at its sole expense, for administration of the Coinsured Policies in all respects in the name, and on behalf, of the Company in accordance with the terms and conditions of the Services Agreement.

                           2.1.1. In no event shall such coinsurance with respect to a particular Policy be in force and binding unless such underlying Policy as issued by the Company is in force and binding or has lapsed but would be entitled to reinstatement by its terms as of the Coinsurance Effective Date or is issued after the Coinsurance Effective Date by the Company under the terms of this agreement.

                           2.1.2. With respect to each of the Coinsured Policies, the amount of coinsurance hereunder shall be maintained in force without reduction so long as the Coinsured Policy remains in force without reduction. If there is a reduction with respect to a Coinsured Policy, the Reinsurer's liability with respect thereto shall be equally reduced. All coinsurance for which the Reinsurer is liable hereunder shall be subject to the same rates, terms, conditions, limitations and restrictions as are contained in the Coinsured Policy.

                           2.1.3. On and after the Coinsurance Effective Date, the Reinsurer shall bear and shall have responsibility for reimbursing the Company for all payments the Company makes of liabilities (other than Excluded Liabilities) with respect to the Coinsured Policies.

                           2.1.4. The Company shall comply with any reasonable legal directions from the Reinsurer on all matters affecting the Reinsurer's obligations with respect to the

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                       COINSURANCE REINSURANCE AGREEMENT
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         Coinsured Policies; provided that the Reinsurer shall indemnify and defend the Company in connection therewith pursuant to Section 6.2 hereof.

                           2.1.5. Reinsurer shall reinsure new policies issued by the Company under the terms of this agreement in accordance with the standards, policies, procedures and underwriting guidelines as of February 1, 2004. The Underwriting Guideline For Health Insurance form number UGI-002, attached as Schedule 2.1.5, will be utilized except for plans that have been regularly guaranteed issued.

                  2.2. Duration of Coinsurance; Recapture. The coinsurance provided under this Agreement shall remain continuously in force and shall survive hereunder as to any Coinsured Policy of a Non-Consenting Policyholder or which otherwise is not assumed under the Assumption Agreement. Coinsurance hereunder will be automatically terminated with respect to Coinsured Policies upon the assumption reinsurance of such policies by the Reinsurer pursuant to the terms and provisions of the Assumption Agreement. The Coinsured Policies are not eligible for recapture by the Company.

                  2.3. Parties to Coinsurance. Article II of this Agreement provides for indemnity reinsurance solely between the Company and the Reinsurer. Unless and until a Coinsured Policy is assumed by the Reinsurer in accordance with the Assumption Agreement, the acceptance of reinsurance under this Article II shall not create any right or legal relation between the Reinsurer and any Policyholder under a Coinsured Policy, and the Company shall be and remain solely liable to such Policyholder under the Coinsured Policy.

                                  ARTICLE III

                            CLOSING AND CONSIDERATION

                  3.1. Settlement Amount. On the Closing Date of this Agreement, the Company agrees to pay the Reinsurer an amount, in cash or securities mutually agreeable to Reinsurer and the Company, equal to the Settlement Amount, which shall be remitted by the Company to the Reinsurer by wire transfer of immediately available funds to an account designated by the Reinsurer. The Reinsurer shall provide the Company by book-entry transfer or with wire transfer instructions and bank routing numbers for the payment of the Settlement Amount at least forty-eight (48) hours prior to the Closing Date. In addition to the Settlement Amount, the Company shall transfer to the Reinsurer all rights, title and interest in any (i) due and deferred premiums on the Policies as of the Coinsurance Effective Date, (ii) policy loans outstanding on the Policies as of the Coinsurance Effective Date, net of any unearned policy loan interest on those policy loans, and (iii) pre-paid reinsurance premiums for other reinsurance on the Policies, as set forth on SCHEDULE 3.1. The parties agree to make adjustments to the Settlement Amount following Closing, based upon net Statutory Reserves and Liabilities for any Policies or claims improperly or inadvertently omitted or miscalculated in determining the Settlement Amount or which are reinstated after the Coinsurance Effective Date and omitted in the calculation of the Settlement Amount as of the Closing Date (the "Final Settlement Amount"). The Final Settlement Amount will be calculated by the Company and the Reinsurer in the manner set forth on SCHEDULE 3.1 prior to December 31, 2004, and the difference between the Final Settlement Amount and the Settlement Amount (the "Reconciliation Amount") shall be paid by the Company to the Reinsurer, or refunded by the Reinsurer to the Company, as the case may be, with interest thereon at the rate of four percent (4.00%) per annum from the Closing

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                       COINSURANCE REINSURANCE AGREEMENT
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Date to the date the Reconciliation Amount is paid within ten (10) days the calculation of the Final Settlement Amount is completed (the "Final Settlement Date").

                  3.2.     Closing. At the Closing, the Company shall:

                           (a) transfer the Settlement Amount to the Reinsurer by wire transfer of immediately available funds into an account as directed by the Reinsurer;

                           (b) deliver to the Reinsurer a complete listing of the Policies to be reinsured under this Agreement.

                  3.3. Reinsurer Records. The Reinsurer agrees that it will maintain true and accurate books and records of all reinsurance hereunder, including all such records as may be required by law. So long as any Coinsured Policies are in force and subject to coinsurance hereunder pursuant to Article II, the Reinsurer shall make available for inspection and copying by the Company any financial or other records pertaining to the Coinsured Policies that may reasonably be required by the Company for financial statement preparation or any other reasonable business purpose.

                                   ARTICLE IV

                 UNDERTAKINGS OF THE REINSURER FOLLOWING CLOSING

                  4.1. Transition Period. During the Transition Period, the Company shall provide Support Services in connection with the Policies in accordance with the Services Agreement, and in a manner consistent with the administration of the Policies prior to the Closing Date, and the Reinsurer shall pay the Company the Service Fees provided in the Services Agreement for such Support Services. On and after the Transition Date, the Reinsurer shall be responsible for providing Support Services under the terms and conditions of the Services Agreement.

                  4.2. Premium Payments, Negotiation of Checks. Except as otherwise provided at Section 2.4 of the Services Agreement, upon and after the Coinsurance Effective Date, (i) all premium payments under the Policies shall be the sole property of the Reinsurer, and (ii) any premium payment received by the Company, to the extent such premium payment covers periods on and after the Coinsurance Effective Date, shall be remitted to the Reinsurer. The Reinsurer shall be authorized to endorse for payment all checks, drafts, and money orders payable to the Company with respect to premiums payable on the Policies. The Company hereby assigns, to the extent permitted by law, to the Reinsurer all of its rights and privileges to draft or debit the accounts of any Policyholders for premiums due under the Policies pursuant to existing pre-authorized bank draft or electronic fund transfer arrangements between the Company and such Policyholders.

                  4.3. Producer Payments. The Reinsurer hereby assumes the liability of the Company for Producer Payments due in respect of premiums collected and received by the Reinsurer under the Coinsured Policies for periods on or after the Coinsurance Effective Date. During the Transition Period, Producer Payments shall be paid by the Company, for the account of the Reinsurer, out of premiums collected under the Coinsured Policies in accordance with Section 2.4 of the Services Agreement. Producer payments due in respect of Coinsured Policies after the Transition Date shall be paid by the Reinsurer. The Reinsurer shall be entitled to

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                       COINSURANCE REINSURANCE AGREEMENT
exercise all rights of the Company relating to the Coinsured Policies under the terms of the Producer Agreements, including without limitation, any rights to suspend or terminate Producer Payments which relate to the Coinsured Policies to such Producers for any reason or cause set forth in the Producer Agreements, and the Company hereby transfers and assigns to the Reinsurer all of its rights under such Producer Agreements, but only to the extent such rights thereunder relate to the Coinsured Policies. Any liability for Producer Payments not set forth in the Producer Agreements furnished by the Company to the Reinsurer shall remain the obligation of the Company, and the Reinsurer shall be indemnified and held harmless by the Company for any Producer Payments in excess of that set forth in the Producer Agreements.

                  4.4. Reserves. The Reinsurer agrees that, on and after the Closing Date, it will establish and maintain all Statutory Reserves and Liabilities as may be required under the terms of the Coinsured Policies and the applicable statutes and regulations of its state of domicile.

                  4.5. Establishment and Maintenance of Trust Account.. In order to allow the Company to take full reserve credit with respect to the reinsurance by the Reinsurer of the Coinsured Policies and to provide the Company with additional security for the performance by the Reinsurer of its obligations under this Agreement, the Reinsurer shall establish and maintain a custodial or trust account ("Trust Account") at Wells Fargo Bank N.A., Austin, Texas, (the "Trustee"),at the sole cost and expense of the Reinsurer, and shall, on the Closing Date, enter into a certain trust agreement with the Company and the Trustee in the form attached hereto as SCHEDULE 4.5 (the "Trust Agreement") to secure the payment of amounts due the Company under this Agreement. The Reinsurer shall pay into, and shall thereafter maintain in the Trust Account, cash in United States currency; securities issued by or backed by the United States of America and designated as Class 1 securities by the Securities Valuation Office of the National Association of Insurance Commissioners; certificates of deposit issued by a bank organized under the laws of the United States or located in the United States, and payable in United States legal tender; and/or investments of the types permitted under the provisions of article 3.10(d), Texas Insurance Code; having a current fair market value equal to no less than 102% of the then current Statutory Reserves and Liabilities associated with the Coinsured Policies ("Required Trust Balance").

                           4.5.1.   The Reinsurer shall have investment
         authority with respect to the assets held in the Trust Account, provided, however, that such assets shall (i) not consist of investments in, or loans to, affiliates of the Company or the Reinsurer, and (ii) otherwise qualify as admitted assets under the insurer investment rules applicable to the Reinsurer pursuant to the applicable statutes and regulations of its state of domicile.

                           4.5.2.   The Required Trust Balance shall be
         calculated on a calendar quarter basis. The Reinsurer shall make such further deposits to the Trust Account as are required from time to time in order to restore the Required Trust Balance. Any excess assets in the Trust Account shall be released from time to time to the Reinsurer.

Unless otherwise agreed upon in writing by the Company, the Reinsurer shall maintain such Trust Account until all obligations of the Reinsurer under this Agreement have been fully satisfied, as determined by the Company in its sole reasonable discretion; provided, however, that the Reinsurer shall be permitted, on a quarterly basis and subject to the written approval of the Company, to reduce the balance in the Trust Account by an amount equal to the Statutory Reserves and Liabilities attributable to each Coinsured Policy which became an Assumed Policy during the prior quarter. Notwithstanding the foregoing, the Reinsurer may terminate the Trust

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                       COINSURANCE REINSURANCE AGREEMENT

Agreement and close the Trust Account at any time when the Required Trust Balance is less than One-thousand Dollars ($1,000.00).

                  4.6. Premium Taxes. The Company shall be liable for all premium taxes on premiums received in connection with the Coinsured Policies prior to the Coinsurance Effective Date and shall remain liable for payment of premium taxes on premiums received under the Coinsured Policies until such time, if any, as the Coinsured Policies may be assumed by the Reinsurer under the Assumption Reinsurance Agreement. The Reinsurer shall pay to the Company a provision for premium taxes incurred in connection with premiums received under the Coinsured Policies on and after the Coinsurance Effective Date, but prior to the Assumption Effective Date. The provision for premium taxes shall be estimated at two and one-half of one percent (2.5%) of premiums collected, as calculated on a quarterly basis (net of any premium taxes withheld by the Company from amounts transferred to the Reinsurer pursuant to Section 2.4 of the Services Agreement), and shall be paid by the Reinsurer to the Company within sixty (60) days of the end of each calendar quarter and adjusted annually to an actual rate within sixty (60) days after the end of each calendar year. The difference between actual and estimated premium taxes shall be paid by the owing party to the other party within sixty (60) days after the end of each calendar year.

                  4.7.     Guaranty Fund Assessments and other Assessments.

                           4.7.1. Company-Paid Assessments. In the event the Company is required to pay an assessment in respect of the Coinsured Policies to any insurance guaranty, insolvency or other similar fund maintained, or any other regulatory assessment by any jurisdiction and such assessment is based on premiums collected or policies in force in any period after the Coinsurance Effective Date, the portion, if any, of such assessment that relates to the Coinsured Policies shall be reimbursed by the Reinsurer to the extent that no premium tax offsets are available for use by the Company.

                           4.7.2. Reinsurer-Paid Assessments. In the event the Reinsurer is required to pay any assessment in respect of the Coinsured Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in force in any period on or prior to the Coinsurance Effective Date, the portion, if any, of such assessment that relates to the Coinsured Policies shall be reimbursed by the Company to the extent that no premium tax offsets are available for use by the Reinsurer.

                  4.8. Reports. Subsequent to the Closing Date, the Reinsurer will forward to the Company within fifteen (15) business days after the close of each calendar quarter while this Agreement is in force and effect, on forms mutually agreeable to the parties, such financial and reserve information, including tax reserve calculations, as may be required by the Company for use in the preparation of its financial statements and tax returns and relating to the Coinsured Policies, and any additional information or reports that may be required by insurance regulatory authorities or reasonably requested by the Company and agreed to by the Reinsurer, which agreement shall not unreasonably be withheld.

                  4.9. Audit. Each party shall have the right to audit, at its sole expense, at the office of the other during regular business hours and upon at least forty-eight (48) hours prior written notice, all records and procedures relating to the Coinsured Policies.

                       COINSURANCE REINSURANCE AGREEMENT

                  4.10. Access by Regulators. Each party agrees to provide access to all records and procedures relating to the Coinsured Policies to any regulatory agency if such request is made.

                                    ARTICLE V

                    UNDERTAKINGS OF COMPANY FOLLOWING CLOSING

                  5.1. Cooperation. The Company agrees to provide all reasonable assistance to the Reinsurer in the transfer to the Reinsurer of the obligation to provide Support Services in connection with the Coinsured Policies, including without limitation responding to questions from the Reinsurer in the conversion of computer records and files to the systems of the Reinsurer.

                  5.2. Forwarding of Claims and Inquiries. After the Closing Date, the Company shall refer to the Reinsurer all inquiries involving the Coinsured Policies, including, without limitation, inquiries regarding additional premiums, claims payment or policy provisions, limitations or exclusions. Claims under the Coinsured Policies submitted to the Company will be forwarded to the Reinsurer as promptly as practicable. After the Closing Date, the Company shall promptly, upon receipt thereof, notify the Reinsurer of any written or oral complaint to or from any official of a state insurance department, any federal or state regulatory authority or any other person or entity, and any complaint threatening litigation in connection with any of the Coinsured Policies.

                                   ARTICLE VI

                                 INDEMNIFICATION

                  6.1. Indemnification by the Company. From and after the Coinsurance Effective Date, the Company shall reimburse the Reinsurer for, and shall indemnify and hold the Reinsurer harmless and defend the Reinsurer from and against all costs and expenses (including interest, penalties, reasonable attorneys', accountants' and actuaries' fees, and any other costs and expenses incident to any suit, action or proceeding), damages, charges, losses, deficiencies, liabilities, obligations, claims and judgments sustained or incurred by, or asserted against, the Reinsurer which arise out of (a) any Excluded Liabilities, (b) any breach or nonfulfillment by the Company of, or any failure by the Company to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement, and (c) any enforcement of this indemnity.

                  6.2. Indemnification by the Reinsurer. From and after the Coinsurance Effective Date, the Reinsurer shall reimburse the Company for, and shall indemnify and hold the Company harmless and defend the Company from and against all costs and expenses (including interest, penalties, reasonable attorneys', accountants' and actuaries' fees, and any other costs and expenses incident to any suit, action or proceeding), damages, charges, losses, deficiencies, liabilities, obligations, claims and judgments sustained or incurred by, or asserted against, the Company (a) with respect to the payment of amounts due under or in connection with any of the Coinsured Policies (i) incurred on or after the Coinsurance Effective Date, or (ii) for which a loss reserve amount is paid to the Reinsurer at Closing (other than Excluded Liabilities), (b) which

                       COINSURANCE REINSURANCE AGREEMENT
arise out of (i) any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement; or (ii) any action or inaction of the Reinsurer under or with respect to any of the Coinsured Policies (including, without limitation, any extra-contractual liabilities the Company may have incurred or may incur by reason of any actions, inactions or misconduct of the Reinsurer in connection with such Coinsured Policies occurring on or after the Coinsurance Effective Date); or (iii) instructions of the Reinsurer given pursuant to Section 2.1.4 hereof, or (c) with respect to any enforcement of this indemnity.

                  6.3. Extra-contractual Damages. The Reinsurer assumes no liability of any kind hereunder for any extra-contractual liabilities the Company may have incurred or may incur by reason of any actions, inactions or misconduct of the Company in connection with such Reinsured Policies. Furthermore, the Company assumes no liability of any kind hereunder for any extra-contractual liabilities the Reinsurer may have incurred or may incur by reason of any actions, inactions or misconduct of the Reinsurer in connection with such Reinsured Policies.

                  6.4. Indemnification and Arbitration Procedures. The indemnity and arbitration procedures under Articles VIII and IX of the Master Agreement, shall apply to indemnity claims and disputes arising under this Agreement, and are incorporated herein by reference. The rights and obligations of the parties respecting indemnification under this Agreement shall be subject to the limitations described in Section 9.5 of the Master Agreement, which limitations are incorporated herein by reference.

                  6.5. Cooperation. Each party agrees that it will cooperate fully with the other party in the satisfactory settlement of any and all claims, insofar as possible.

                                  ARTICLE VII

                                   INSOLVENCY

                  7.1. Payment of Benefits under an Insolvency. The obligations of the Reinsurer under this Agreement shall be without diminution or in any way affected or diminished because of the insolvency of the Company. In the event of the insolvency of the Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Company while coinsurance under this Agreement is in effect as to any Coinsured Policy, all coinsurance made, ceded, renewed or otherwise becoming effective shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the Company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims.

                  7.2. Required Notice of and Defense against Claims. In the event of the insolvency of the Company while coinsurance as to any Coinsured Policy is in effect under this Agreement, the conservator, liquidator, receiver or statutory successor of the Company shall give the Reinsurer written notice of the pendency of a claim against the Company on a Coinsured Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any

                       COINSURANCE REINSURANCE AGREEMENT
defense or defenses which the Reinsurer may deem available to the Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Company as a part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Company in conservation or liquidation solely as a result of the defense undertaken by the Reinsurer.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  8.1. Notices. Any and all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested,
(ii) received by the receiving party if mailed by United States overnight express mail, (iii) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail, or (iv) delivered in person to the parties at the addresses set forth in the Master Agreement.

                  8.2. Confidentiality. Each of the parties shall maintain the confidentiality of all information related to the Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement and shall not disclose such information to any third parties without prior written consent of the other party, except as may be required by regulatory authorities, or pursuant to legal process.

                  8.3. Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required of either party under this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, but such error shall be corrected by restoring both parties to the positions they would have occupied had the error not occurred.

                  8.4. Reinstatements. If a Policy that was reduced, terminated, or lapsed, is reinstated, the reinsurance for such Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Policy had not been reduced, terminated, or lapsed.

                  8.5. Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder. There are no other understandings between the parties other than as expressed in this agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Assumption Agreement and the Services Agreement, including the Schedules attached hereto and thereto, contain the sole and entire agreement between the parties with respect to the subject matter hereof.

                  8.6. Waivers and Amendments. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future

                       COINSURANCE REINSURANCE AGREEMENT
occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Company and the Reinsurer, respectively.

                  8.7. No Third Party Beneficiaries. This Agreement constitutes an indemnity reinsurance agreement solely between the Company and the Reinsurer, and is intended solely for the benefit of the parties hereto and their permitted successors and assigns. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Reinsurer and the insured or the beneficiary under any policy of the Company which may be reinsured hereunder..

                  8.8. Assignment. This Agreement shall not be assigned by either of the parties hereto without the prior written approval of the other party.

                  8.9. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado, including the arbitration provisions as set forth in the Master Agreement, without regard to its conflicts of law doctrine.

                  8.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  8.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  8.12. Exhibits and Paragraph Headings. Exhibits attached hereto are made a part of this Agreement. Paragraph headings are provided for reference purposes only and are not made a part of this Agreement.

                  8.13. Tax Provisions. The parties hereby agree to make the election in accordance with Internal Revenue Regulation 1.848-2(g)(8) (the "Regulation") under Section 848 of the Internal Revenue Code of 1986 (the "Code"), as amended, to comply with all of the requirements of such Regulation regarding such election, including, without limitation, the election statement and tax return reporting requirements of Regulation Sections 1.848-2(g)(8)(ii) and 1.848-2(g)(8)(iii), and further agree:

                           (a) to exchange information pertaining to the amount of "net consideration" under this Agreement as defined in the Regulation;

                           (b)      that the Company shall submit its
         calculation of the "net consideration" for purposes of that Regulation to the Reinsurer not later than May 1st for each and every taxable year for which this Agreement is in effect;

                           (c) that the Reinsurer may challenge such calculation within ten (10) business days of its receipt of the Company's calculation;

                       COINSURANCE REINSURANCE AGREEMENT

                           (d) that should the Reinsurer challenge the Company's calculation of the "net consideration" and the parties be unable to agree as to the appropriate methodology to determine the "net consideration" for purposes of the Regulation, they shall refer such dispute to an outside tax consultant unrelated to either of the parties, in lieu of the arbitration provisions of this Agreement, and the parties agree to be bound by the decision of that consultant;

                           (e) that, pursuant to such election, the party with net positive consideration with respect to this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code; and

                           (f) that the first taxable year for which such election shall be effective is taxable year 2004.

                  8.14. Qualification as a Reinsurer. During the continuance of any insurance contracts under this Agreement; Reinsurer agrees, at the option of the Reinsurer, to either maintain continuous qualifications as a reinsurer in the state of Colorado, or maintain a Letter of Credit as security acceptable under Colorado Statute Section 10-3-118(6), or maintain Reinsurance Trust under the terms of such Reinsurance Trust Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective this 9th day of March, 2004.

                                           CITIZENS INSURANCE COMPANY OF AMERICA

                                           By: /s/ Mark Oliver
                                               ---------------------------------
                                               Mark Oliver, President

                                           TEXAS INTERNATIONAL LIFE INSURANCE
                                           COMPANY

                                           By: /s/ Larry J. Doze
                                               ---------------------------------
                                               Larry J. Doze, President

                       COINSURANCE REINSURANCE AGREEMENT

                                  SCHEDULE 1.11

                          POLICIES AND RISKS REINSURED

BLOCK DESCRIPTION:

POLICY FORM/
PLAN CODE                                 DESCRIPTION

                       COINSURANCE REINSURANCE AGREEMENT

                                  SCHEDULE 1.16

                             PROFIT-SHARING FORMULA

1) Profit-sharing from the Reinsurer to the Company in the amount of 90% in the 1st year, 80% in the 2nd year, 70% in the 3rd year, 60% in the 4th year, 50% in the 5th year, 40% in the 6th year, 30% in the 7th year, 20% in the 8th year and 10% in the 9th year will be paid by March 31 of every calendar year beginning March 31, 2005.

2) All Policies under this Agreement and any related agreements are to be pooled for purposes of the profit-sharing calculations. The Citizens and Combined policies and any other policies reinsured by this agreement will be pooled together.

3) Each calendar year's calculation will be cumulative throughout such calendar year with profits and losses carried forward and backward within each calendar year.

4) Any losses from each and every calendar year having a loss for such calendar year will be carried forward to the next and succeeding calendar years and no profits will be paid by the Reinsurer to the Company until the cumulative calculation results in a cumulative profit. Any losses from any calendar year will not be carried backward to any prior year's calculations in which profits were paid by the Reinsurer to the Company.

5) Any profits paid by the Reinsurer to the Company for any and every calendar year will not be carried forward in the calculations and will not be subject to be returned in any way by the Company to the Reinsurer.

6) Actual earned premiums, incurred claims, statutory reserve and liability changes, commissions paid, premium taxes paid, guarantee fund assessments and reinsurance transactions other than those reinsurance transactions under this Agreement will be used in the profit-sharing calculations.

7) Net investment income in the amount of four percent (4.00%) per annum using the quarterly statutory reserves and liabilities as the assets will be used in the profit-sharing calculations regardless of the actual amount of net investment income earned. The formula will be (12/31/XX assets) x ((1.04) Caret ((31 + (28 or 29) + 31) / (365 or
         366)) - 1) + (3/31/XX assets) x ((1.04) Caret ((30+31+30) / (365 or
         366)) - 1) + etc. for the 3rd and 4th quarters.

8) General expenses in the amount of nine percent (9.00%) of the collected premiums will be used in the profit-sharing calculations regardless of the actual amount of general expenses incurred.

9)       No DAC-TAX will be charged or used in the profit-sharing calculations.

10) No Federal Income Tax will be charged or used in the profit-sharing calculations.

                       COINSURANCE REINSURANCE AGREEMENT

                                  SCHEDULE 3.1
                                SETTLEMENT AMOUNT

Statutory Reserves and Liabilities as of 12/31/03:                  $ __________
         Statutory Annual Statement, Exhibit 6, line 17, column 1
         Plus Exhibit 7, line 14, column 5 (Health Insurance
         only)
         Plus Exhibit 8, Part 1, line 4.4, columns 9, 10 & 11
         Plus Exhibit 1, Part 1, lines 4 & 14, columns 8, 9, & 10
         Plus page 3, line 10, column 1, accident and health
         insert
         Plus page 3, line 11, column 1 (in part) Accident &
         Health only
         Plus Exhibit 4, line 15, column 2
         Minus Exhibit 1, Part 1, lines 1 & 11, columns 8, 9, &
         10 (only
                    premiums less than 30 days overdue)

Plus, Interest on above Statutory Reserve and Liability Amount
         @ 4.00% per annum effective interest rate from the
         Coinsurance Effective Date to the Closing Date:              __________

Plus, Net Premiums Collected from the Coinsurance Effective
         Date to the Closing Date:
              Statutory Annual Statement, Exhibit 1, Part 1,
            lines 6.4, 10.4, 16.4, columns 8, 9, & 10                 __________

Plus Net Commissions and Expense Allowances paid on Reinsurance ceded and assumed from the Coinsurance Effective Date to
         the Closing Date:
            Statutory Annual Statement Exhibit 1, Part 2,
            line 26.3, columns 8, 9 & 10 (in part), paid only        __________

Minus, Claims Paid, from the Coinsurance Effective Date to the
         Closing Date:
              Statutory Annual Statement, Exhibit 8,
              Part 2, line 1.4, columns 9, 10 & 11                  (__________)

Minus, Producer Payments Paid on Premiums Collected from the
       Coinsurance Effective Date to the Closing Date:
              Statutory Annual Statement page 5, line 7, column 1
              (in part), Accident & Health Producer Payments only   (__________)

Minus, Administrative Fees of 9% of Collected Premiums from the
       Coinsurance Effective Date to the Closing Date:              (__________)

Minus, Estimated Premium Taxes of 2.5% of Collected Premiums
       from the Coinsurance Effective Date to the Closing Date:     (__________)

                                    Settlement Amount:             $ __________

(1) All references to pages lines and columns above shall refer to only the portion of such references that pertain to the business reinsured under this agreement.

                       COINSURANCE REINSURANCE AGREEMENT

                                  SCHEDULE 4.5
                           REINSURANCE TRUST AGREEMENT

                       COINSURANCE REINSURANCE AGREEMENT

                            AGREEMENT FOR REINSURANCE

                                     Between

                      CITIZENS INSURANCE COMPANY OF AMERICA

                                Denver, Colorado

                                       and

                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                  Austin, Texas

                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE I  Definitions...........................................................................................      1
         1.1.  Assumed Policy....................................................................................      1
         1.2.  Assumption Agreement..............................................................................      1
         1.3.  Assumption Certificate............................................................................      2
         1.4.  Assumption Effective Date.........................................................................      2
         1.5.  Books and Records.................................................................................      2
         1.6.  Closing...........................................................................................      2
         1.7.  Closing Date......................................................................................      2
         1.8.  Coinsurance Agreement.............................................................................      2
         1.9.  Coinsurance Effective Date........................................................................      2
         1.10.  Coinsured Policy.................................................................................      2
         1.11.  Company Service Period...........................................................................      2
         1.12.  Excluded Liabilities.............................................................................      2
         1.13.  Existing Reinsurance Coverage....................................................................      2
         1.14.  Policies.........................................................................................      3
         1.15.  Policyholder.....................................................................................      3
         1.16.  Producer.........................................................................................      3
         1.17.  Producer Agreement...............................................................................      3
         1.18.  Producer Payments................................................................................      3
         1.19.  Purchase Consideration...........................................................................      3
         1.20.  Reinsurance Agreements...........................................................................      3
         1.21.  Required Assumption Approvals....................................................................      3
         1.22.  Required Assumption Consents.....................................................................      3
         1.23.  Required Closing Date Approvals..................................................................      3
         1.24.  Service Notice...................................................................................      3
         1.25.  Services Agreement...............................................................................      4
         1.26.  Settlement Amount................................................................................      4
         1.27.  Statutory Reserves and Liabilities...............................................................      4
         1.28.  Support Services.................................................................................      4
         1.29.  Transition Date..................................................................................      4

ARTICLE II  Reinsurance..........................................................................................      4
         2.1.  Reinsurance of Policies...........................................................................      4
         2.2.  Entry into Services Agreement.....................................................................      4
         2.3.  Transfer of Books and Records.....................................................................      4
         2.4.  Regulatory Approvals..............................................................................      4
         2.5.  Assignment of Producer Agreements.................................................................      4
         2.6.  Assignment of Existing Reinsurance Coverage.......................................................      5

ARTICLE III  Company Representations and Warranties..............................................................      5
         3.1.  Company's Corporate Existence and Authority.......................................................      5
         3.2.  Sufficiency of Statutory Reserves and Liabilities.................................................      6

                           Agreement for Reinsurance

         3.3.  Policy Forms......................................................................................      6
         3.4.  Accuracy of Books and Records.....................................................................      6
         3.5.  Premium Taxes.....................................................................................      6
         3.6.  Reinsurance Coverage..............................................................................      6
         3.7.  Validity of Producer Agreements...................................................................      6
         3.8.  Compliance with Law...............................................................................      7
         3.9.  Litigation Against Company........................................................................      7
         3.10.  Company's Brokers................................................................................
         3.11.  Company Disclosure...............................................................................      7

ARTICLE IV  Reinsurer Representations and Warranties.............................................................      7
         4.1.  Reinsurer's Corporate Existence and Authority.....................................................      7
         4.2.  Litigation Against Reinsurer......................................................................      8
         4.3.  Reinsurer's Brokers...............................................................................      8
         4.4.  Reinsurer Disclosure..............................................................................      8

ARTICLE V  Covenants of the Parties..............................................................................      8
         5.1.  Maintenance of Business by the Company............................................................      8
         5.2.  No Change in Reserving Policies, Methods or Assumptions...........................................      9
         5.3.  Maintenance and Assignment of Existing Reinsurance Coverage.......................................      9
         5.4.  Continued Access to Books and Records Retained by the Company.....................................      9
         5.5.  Notice of Actions Received by the Company.........................................................     10
         5.6.  Continued Access to Books and Records Transferred to the Reinsurer................................     10
         5.7.  Notice of Actions Received by the Reinsurer.......................................................     10
         5.8.  Unfair Practices..................................................................................     11
         5.9.  Filings, Consents and Approvals...................................................................     11
         5.10.  HSR Act Filings..................................................................................     11
         5.11.  Conduct Pending Closing..........................................................................     11
         5.12.  Further Assurances...............................................................................     12
         5.13.  Use by the Reinsurer of the Company's Name, Logo or Service Marks................................     12
         5.14.  Communications with Policyholders................................................................     12
         5.15.  Expenses.........................................................................................    132
         5.16   Access by Regulators.............................................................................     13

ARTICLE VI  Conditions to Closing................................................................................     13
         6.1.  Conditions to the Reinsurer's Obligations to Close................................................     13
         6.2.  Conditions to the Company's Obligations to Close..................................................     13

ARTICLE VII  Survival of Representations and Warranties..........................................................     14

ARTICLE VIII  Arbitration........................................................................................     14
         8.1.  Agreement to Arbitrate............................................................................     14
         8.2.  Method............................................................................................     15

ARTICLE IX  Indemnification......................................................................................     16
         9.1.  Indemnification Under Reinsurance Agreements......................................................     16
         9.2.  Indemnification Under this Agreement..............................................................     16

                           Agreement for Reinsurance

         9.3.  Notice of Claim...................................................................................     16
         9.4.  Opportunity to Defend.............................................................................     16
         9.5.  Limitation on Indemnification.....................................................................     17

ARTICLE X  Termination...........................................................................................     17
         10.1.  Termination......................................................................................     17
         10.2.  Effect of Termination............................................................................     18

ARTICLE XI  Miscellaneous Provisions.............................................................................     18
         11.1.  Notice...........................................................................................     18
         11.2.  Entire Agreement.................................................................................     19
         11.3.  Assignment.......................................................................................     19
         11.4.  Waivers and Amendments...........................................................................     19
         11.5.  No Third Party Beneficiaries.....................................................................     19
         11.6.  Public Announcements.............................................................................     19
         11.7.  Confidentiality..................................................................................     20
         11.8.  Governing Law....................................................................................     20
         11.9.  Counterparts.....................................................................................     20
         11.10.  Headings........................................................................................     20
         11.11.  Severability....................................................................................     20

ARTICLE XII  Legal Requirements..................................................................................     21
         12.1.  Compliance with Laws.............................................................................     21
         12.2.  USA Patriots Act.................................................................................     21
         12.3.  Gramm-Leach-Bliley Act...........................................................................     21
         12.4.  Health Insurance Portability and Accountability Act of 1996 ("HIPAA")............................     21
         12.5.  Indemnification..................................................................................     23
         12.6.  Defined Terms....................................................................................     23

                           Agreement for Reinsurance

                            AGREEMENT FOR REINSURANCE

         THIS AGREEMENT FOR REINSURANCE ("Agreement"), dated as of the date set forth below, is entered into by and between CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado stock life insurance company (the "Company"), and TEXAS INTERNATIONAL LIFE INSURANCE COMPANY, a Texas stock life insurance company ("Reinsurer").

         WHEREAS, the Company is the issuer of certain insurance Policies (as defined herein); and

         WHEREAS, the Company desires to sell, transfer and cede its contractual obligations and risks under the Policies to the Reinsurer, and the Reinsurer desires to purchase, acquire, assume and reinsure such contractual obligations and risks pursuant to the terms of, first, a coinsurance reinsurance agreement in the form attached hereto, and ultimately, conditioned upon the receipt of certain required regulatory approvals, an assumption reinsurance agreement in the form attached hereto; and

         WHEREAS, the Company will undertake to provide certain support services with respect to the Policies on behalf of the Reinsurer for a period of time following the closing under this Agreement and, thereafter the Reinsurer shall undertake and assume full responsibility for such support services pursuant to the terms of a certain administrative services agreement between the Company and the Reinsurer in the form attached hereto.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and in reliance upon the representations, warranties, conditions and covenants herein contained, and intending to be legally bound hereby, the Company and the Reinsurer do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used in this Agreement, but not defined in this
Article I, shall have the meaning given them in the other articles of this Agreement. The following capitalized words and terms shall have the following meanings when used in this Agreement:

                  1.1. Assumed Policy. Each Policy that has been reinsured and assumed by the Reinsurer pursuant to the terms of the Assumption Agreement.

                  1.2. Assumption Agreement. The assumption reinsurance agreement to be entered into between the Company and the Reinsurer pursuant to the provisions of Section 2.1 of this Agreement, which shall be in the form shown at SCHEDULE 1.2 hereto.

                           AGREEMENT FOR REINSURANCE

                  1.3. Assumption Certificate. The certificate to be issued by the Reinsurer to the Policyholder of any Assumed Policy and which is substantially in the form provided in the Assumption Agreement, as modified and approved by various state insurance regulatory authorities.

                  1.4. Assumption Effective Date. The date upon which any of the Coinsured Policies are to be assumed by the Reinsurer under the provisions of the Assumption Agreement.

                  1.5. Books and Records. All original files and records, in whatever form, in the possession or under the control of the Company related to the Policies, including, but not limited to policy files, claims files and underwriting files, policy form files (including all files relating to the filing and approval of policy forms, applications and riders with insurance regulatory authorities); copies of Producer Agreements; rate filings and actuarial data developed or utilized by the Company or on its behalf in support of premium rates charged under the Policies; and premium tax records and reports for the Policies covering any period prior to the Transition Date.

                  1.6. Closing. The closing of the transactions contemplated in Article II of this Agreement, which shall take place at the offices of the Company, unless the parties agree to close by facsimile transmission and wire transfer.

                  1.7. Closing Date. The date upon which the Closing shall take place, which shall be not later than the fifth business day following the receipt of the last of the Required Closing Date Approvals, or at such other date and time as the parties may mutually agree in writing.

                  1.8. Coinsurance Agreement. The coinsurance reinsurance agreement to be entered into between the Company and the Reinsurer pursuant to the provisions of Section 2.1 of this Agreement, which shall be in the form shown at SCHEDULE 1.8 hereto.

                  1.9. Coinsurance Effective Date. The date upon which the coinsurance of the Policies by the Reinsurer under the terms of the Coinsurance Agreement shall be effective.

                  1.10. Coinsured Policy. Each Policy reinsured by the Reinsurer under the Coinsurance Agreement.

                  1.11. Company Service Period. The period of time from the Coinsurance Effective Date until the Transition Date, during which the Company shall be required to provide Support Services in connection with the Policies under the terms of the Services Agreement.

                  1.12. Excluded Liabilities. Any claims or liability under, in connection with or with respect to the Policies not assumed by the Reinsurer and defined as "Excluded Liabilities" under the terms and provisions of the Coinsurance Agreement.

                  1.13. Existing Reinsurance Coverage. All contracts, agreements and treaties of reinsurance between the Company and a third-party reinsurer that (a) are in force and effect as of the Coinsurance Effective Date and (b) cover any risks associated with the Policies.

                           Agreement for Reinsurance

                  1.14. Policies. All of those insurance policy contracts issued by the Company that are (a) identified by policy form number and/or plan code at SCHEDULE 1.11 attached to the Coinsurance Agreement, and (b) in force and effect as of the Coinsurance Effective Date or issued or reinstated on or after the Coinsurance Effective Date.

                  1.15. Policyholder. Any individual or entity which is the owner of a Policy or which has the right to terminate or lapse the Policy, effect changes of beneficiary, coverage limits, add or terminate persons covered under such Policy or direct any other policy changes in such Policy.

                  1.16. Producer. Any agent, broker, representative, or subagent of any person (a) having a Producer Agreement and (b) being entitled to receive any Producer Payments for the solicitation, sale, marketing, production or servicing of any of the Policies.

                  1.17. Producer Agreement. Any written agreement, contract, understanding or arrangement between the Company and any Producer, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Policies.

                  1.18. Producer Payments. Any expense allowance, commission, override commission, service fee or other compensation payable by the Company to a Producer pursuant to a Producer Agreement.

                  1.19. Purchase Consideration. The additional deficiency reserve over and above the Statutory Reserve and Liabilities that will be paid as part of the Settlement Amount that is payable by the Company to the Reinsurer in connection with the coinsurance of the Policies under the Coinsurance Agreement.

                  1.20. Reinsurance Agreements. Collectively, the Assumption Agreement and the Coinsurance Agreement.

                  1.21. Required Assumption Approvals. The approvals of any insurance regulatory authorities that may be required in connection with the reinsurance of any of the Coinsured Policies by the Reinsurer on an assumption reinsurance basis pursuant to the terms and provisions of the Assumption Agreement, including the approval of the Assumption Certificates to be issued by the Reinsurer to the Policyholders of any Assumed Policies.

                  1.22. Required Assumption Consents. Any consent of any Policyholder to the assumption of a Coinsured Policy by the Reinsurer on an assumption reinsurance basis that may be required under applicable insurance laws or regulations in any jurisdiction where the Coinsured Policies were issued or, as applicable, where such Policyholders reside.

                  1.23. Required Closing Date Approvals. The approval of any insurance regulatory authorities that may be required for the reinsurance of the Policies by the Reinsurer pursuant to the terms and provisions of the Coinsurance Agreement.

                  1.24. Service Notice. The notice to be sent by the Reinsurer to the Policyholders of the Coinsured Policies in the form provided in the Services Agreement.

                           Agreement for Reinsurance

                  1.25. Services Agreement. The administrative services agreement to be entered into between the Company and the Reinsurer pursuant to the provisions of Section 2.2 of this Agreement, which shall be in the form shown at SCHEDULE 1.25 hereto.

                  1.26. Settlement Amount. The amount of the payment to be made by the Company to the Reinsurer at Closing pursuant to the terms of the Coinsurance Agreement.

                  1.27. Statutory Reserves and Liabilities. "Statutory Reserves and Liabilities" shall have the same meaning as set forth in Section
1.20 of the Coinsurance Agreement.

                  1.28. Support Services. The services to be provided in connection with the Coinsured Policies under the Services Agreement.

                  1.29. Transition Date. The date upon which the Reinsurer shall undertake to perform all Support Services in connection with the Policies under the terms and provisions of the Services Agreement.

                                   ARTICLE II

                                   REINSURANCE

                  2.1. Reinsurance of Policies. Subject to the terms and conditions of this Agreement, on or before the Closing Date, the Company and the Reinsurer shall enter into the Reinsurance Agreements. At the Closing, the Reinsurer shall reinsure the Policies, effective as of the Coinsurance Effective Date, and the Company, in consideration of the Reinsurer's reinsurance of the Policies, shall pay the Settlement Amount to the Reinsurer.

                  2.2. Entry into Services Agreement. Subject to the terms and conditions of this Agreement, on or before the Closing Date, the Company and the Reinsurer shall enter into the Services Agreement.

                  2.3. Transfer of Books and Records. On the Transition Date, the Company shall transfer the Books and Records relating to the Policies to the Reinsurer. All Books and Records in electronic form shall be transferred in an electronic format acceptable to the Reinsurer.

                  2.4. Regulatory Approvals. The Company shall be responsible for obtaining all Required Closing Date Approvals of the insurance regulatory authorities in its state of domicile on or before the Closing Date. The Reinsurer shall be responsible for obtaining all other Required Closing Date Approvals and, on and after the Closing Date, all Required Assumption Approvals and Required Assumption Consents.

                  2.5. Assignment of Producer Agreements. Effective as of the Coinsurance Effective Date, the Company hereby assigns, transfers, sets over and conveys to the Reinsurer all of the Company's rights, liabilities and obligations, to the extent such rights, liabilities and obligations relate to the Policies, under the Producer Agreements (excluding, however, any such

                           Agreement for Reinsurance
rights, liabilities or obligations that relate to any period prior to the Coinsurance Effective Date or insurance policies other than the Policies), and the Reinsurer shall undertake and agree to assume and perform, effective as of the Coinsurance Effective Date, the obligations of the Company to pay any Producer Payments due such Producers from the Company pursuant to any Producer Agreement with respect to premiums collected and received by the Reinsurer or for the Reinsurer's account under the Policies for any periods on and after the Coinsurance Effective Date. If required by law or regulatory authorities, the Company shall cooperate with the Reinsurer to cause the appointment of Producers as agents of the Reinsurer for the purpose of paying such Producer Payments. Any liability for compensation to Producers not set forth in the Producer Agreements furnished by the Company to the Reinsurer shall remain the obligation of the Company, and the Reinsurer shall be indemnified and held harmless by the Company for any compensation to Producers in excess of that set forth in the Producer Agreements.

                  2.6. Assignment of Existing Reinsurance Coverage. To the extent permitted by its existing Reinsurance Agreements the Company shall assign to the Reinsurer all of its rights, duties and obligations under its Existing Reinsurance Coverage as further described in Section 5.3.

                                  ARTICLE III

                     COMPANY REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Reinsurer as follows:

                  3.1. Company's Corporate Existence and Authority. The Company is a stock life insurance company organized, existing and in good standing under the laws of the State of Colorado, and the execution, delivery and performance of this Agreement, the Reinsurance Agreements and the Services Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered to the Reinsurer by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as the same may be limited by applicable bankruptcy, insolvency, rehabilitation, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (ii) for the limitations imposed by general principles of equity. The execution, delivery and performance by the Company of this Agreement do not and will not:

                           3.1.1. Conflict with or result in any breach or violation of or any default under (or give rise to any right of termination, cancellation or acceleration under) the bylaws or certificate of incorporation of the Company or any note, bond, mortgage, indenture, lease, license, permit, agreement or other instrument or obligation to which the Company is a party or by which the Company is or may be bound.

                           3.1.2. Subject to obtaining any Required Closing Date Approvals, violate any law, order, rule, or regulation applicable to the Company.

                           Agreement for Reinsurance

                  3.2. Sufficiency of Statutory Reserves and Liabilities. The Statutory Reserves and Liabilities have been calculated by the Company (for purposes of the Settlement Amount payment to be made at Closing) in accordance with (a) the terms and conditions of the Policies; (b) the reserve requirements and generally accepted statutory accounting rules and actuarial principles and practices applicable to the Company under the laws and applicable regulations of its State of domicile and each of the states in which the Policies have been issued or delivered; and (c) methodologies used by the Company in calculating Statutory Reserves and Liabilities for the Policies for the purposes of the most recent annual and quarterly statements of the Company filed with the insurance regulatory authorities in its State of domicile, consistently applied with prior periods, and such Statutory Reserves and Liabilities are, as of the dates of such financial statements, good, sufficient and adequate (under commonly accepted actuarial standards consistently applied and fairly stated in accordance with sound actuarial principles) to cover the total amount of all reasonably anticipated matured and unmatured benefits, dividends, claims, and other liabilities of the Company under the Policies.

                  3.3. Policy Forms. Each policy, amendment, rider and form used in connection with the Policies has been properly approved or deemed approved by appropriate insurance regulatory authorities, and any of these items issued to Policyholders have been validly issued on approved forms in compliance, in all material respects, with applicable state insurance laws and regulations, and the Company has provided or has agreed to provide the Reinsurer with true, correct and complete specimen copies of all forms representing the Policies. The rates charged for insurance under the Policies (a) have been determined in accordance with usual and customary actuarial principals and practices; (b) have been approved, where required, by insurance regulatory authorities in each state in which such Policies have been issued and are not in excess of such approved rates; and (c) are not based on the race of the proposed insureds under the Policies.

                  3.4. Accuracy of Books and Records. To the best of the Company's knowledge, information and belief, all of the Books and Records of the Company relating to the Policies and which will be transferred by the Company, to the Reinsurer pursuant to the terms and provisions of this Agreement are current, complete and accurate in all material respects.

                  3.5. Premium Taxes. Subject to Sections 4.6 and 4.7 of the Coinsurance Agreement, the Company has paid, or will cause to be paid, all premium taxes and guaranty fund assessments due with respect to the Policies for the period prior to the Assumption Effective Date.

                  3.6. Reinsurance Coverage. The Company has maintained all Existing Reinsurance Coverage in connection with the Policies in full force and effect through the Coinsurance Effective Date, and has paid all reinsurance premiums due with respect to such Existing Reinsurance Coverage through or beyond the Coinsurance Effective Date, and the Company has provided the Reinsurer with true, correct and complete copies of all contracts, agreements or treaties representing such Existing Reinsurance Coverage.

                  3.7. Validity of Producer Agreements. All obligations of the Company to make any Producer Payments to Producers in connection with the Policies are set forth in written Producer Agreements, true, correct and complete copies of which have been furnished by the

                           Agreement for Reinsurance

Company to the Reinsurer, and the Company is not liable for any compensation to any Producers with respect to the Policies except to the extent set forth in the Producer Agreements.

                  3.8. Compliance with Law. The Company has, to the best of its knowledge, information and belief, conducted its business, including, without limitation, the underwriting, sale, issuance and administration of the Policies, in material compliance with all applicable laws (including, without limitation, insurance laws and federal and state laws), statutes, ordinances, rules, governmental regulations, writs, injunctions, judgments, decrees or orders of any governmental instrumentality or court.

                  3.9.     Litigation Against Company. Except as disclosed on
SCHEDULE 3.9 hereto, there are no actions, suits, investigations or proceedings pending or (to the best knowledge of the Company) threatened against the Company at law or in equity, in, before, or by any person (a) that involve any of the Policies or (b) that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or the transactions contemplated hereby.

                  3.10. Company Disclosure. To the best of the Company's knowledge, information and belief, no warranty or representation made by the Company in this Agreement nor in any writing furnished or to be furnished by the Company to the Reinsurer pursuant hereto or in connection herewith contains or will contain any untrue statement of a material fact or omits, or will fail to state, any material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

                    REINSURER REPRESENTATIONS AND WARRANTIES

         The Reinsurer represents and warrants to the Company as follows:

                  4.1. Reinsurer's Corporate Existence and Authority. The Reinsurer is a stock life insurance company duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified and possesses all licenses, permits, approvals, authorizations and consents necessary to transact and reinsure life, accident, and health insurance on an authorized basis in each of the jurisdictions in the United States show on
Schedule 4.1. The execution, delivery and performance of this Agreement, the Reinsurance Agreements and the Services Agreement by the Reinsurer have been duly authorized by all necessary corporate action on the part of the Reinsurer. This Agreement has been duly and validly executed and delivered to the Company by the Reinsurer and constitutes the valid and legally binding obligation of the Reinsurer, enforceable in accordance with its terms except (i) as the same may be limited by applicable bankruptcy, insolvency, rehabilitation, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (ii) for the limitations imposed by general principles of equity. The execution, delivery and performance by the Reinsurer of this Agreement do not and will not:

                           Agreement for Reinsurance

                           4.1.1. Conflict with or result in any breach or violation of or any default under (or give rise to any right of termination, cancellation or acceleration) the bylaws or certificate of incorporation of the Reinsurer or any note, bond, mortgage, indenture, lease, license, permit, agreement or other instrument or obligation to which the Reinsurer is a party or by which the Reinsurer is or may be bound.

                           4.1.2. Subject to obtaining any Required Closing Date Approvals, violate any law, order, rule, or regulation applicable to the Reinsurer.

                  4.2. Litigation Against Reinsurer. There are no actions, suits, investigations or proceedings pending or (to the best knowledge of the Reinsurer) threatened against the Reinsurer at law or in equity, in, before, or by any person, that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or the transactions contemplated hereby.

                  4.3. Reinsurer's Brokers. Except for the persons or entities identified on SCHEDULE 4.3 hereto (and for whose compensation the Reinsurer shall be solely responsible), no broker or finder has acted directly or indirectly for the Reinsurer, nor has the Reinsurer incurred any obligation to pay any brokerage or finder's fee or other commission in connection with this Agreement and the transactions contemplated hereby.

                  4.4. Reinsurer Disclosure. No warranty or representation made by the Reinsurer in this Agreement or in any writing furnished or to be furnished to the Company by the Reinsurer pursuant hereto or in connection herewith contains or will contain any untrue statement of a material fact or omits or will fail to state any material fact necessary to make the statements herein or therein not misleading.

                                   ARTICLE V

                            COVENANTS OF THE PARTIES

         The Company and the Reinsurer hereby covenant and agree as follows:

                  5.1. Maintenance of Business by the Company. From the date of this Agreement until the Closing Date, the Company shall (a) carry on its business in the ordinary course and consistent with past practice, using reasonable efforts, equivalent in all material respects to those business methods and practices historically followed by the Company, to maintain its relationships with those customers, Policyholders, Producers and others with whom it has business relationships with respect to the Policies; (b) preserve intact the Company's present business organization, reputation and Policyholder relations; (c) maintain all licenses, qualifications and authorizations of the Company to do business in each jurisdiction in which it is presently licensed, qualified or authorized; (d) use reasonable efforts, equivalent in all material respects to those business methods and practices historically followed by the Company, to service and conserve the Policies and maintain them in full force and effect; and (e) continue to process new applications and issue new policies as provided in 5.2.2. in each jurisdiction in

                           Agreement for Reinsurance
which it is presently licensed, qualified or authorized on the policy forms attached as Schedule 1.11.

                  5.2. No Change in Reserving Policies, Methods or Assumptions. Except as provided in the subsections to this Section 5.2, from the date of this Agreement until the Closing Date, the Company shall make no material change in its underwriting or reserving policies, practices or procedures applicable to the Policies.

                           5.2.1. In providing Support Services in connection with the Policies during the Company Service Period under the terms of the Services Agreement, the Company shall be permitted to process and allow reinstatements, renewals, the exercise of purchase options under, or the exercise of contractual conversion rights under, the Policies if and to the extent required or permitted by the provisions of the Policies (collectively, the "Permitted Transactions"). If a Permitted Transaction is, under the terms of a Policy, conditioned upon evidence of insurability, the Company will (a) require such evidence of insurability and (b) secure the Reinsurer's prior written approval of the Permitted Transaction before processing such Permitted Transaction, which approval shall not be unreasonably withheld.

                           5.2.2.   In addition to Permitted Transactions under
         Section 5.2.1, the Reinsurer shall reinsure or assume new policies issued by the Company after the Closing Date unless the Reinsurer gives thirty (30) days written notice that it will no longer accept new business applications.

                  5.3. Maintenance and Assignment of Existing Reinsurance Coverage. From and after the date of this Agreement until the Closing Date, the Company shall maintain the Existing Reinsurance Coverage with respect to the Policies in full force and effect and shall, subject to the terms and conditions of the Existing Reinsurance Coverage, assign all of its rights, duties and obligations thereunder for losses incurred and premiums earned on and after the Coinsurance Effective Date to the Reinsurer on the Closing Date. The Reinsurer has reviewed the Existing Reinsurance Coverage and will assume the Company's obligations thereunder effective as of the Coinsurance Effective Date, subject to the consent, if any, of third party reinsurers as may be required thereunder.

                  5.4. Continued Access to Books and Records Retained by the Company. In addition to the Books and Records transferred to the Reinsurer pursuant to the provisions of Section 2.3 of this Agreement, the Company shall retain historical Books and Records relating to the Policies in accordance with the Company's generally applicable records retention policies, as in effect at the date hereof, including, without limitation, advertising materials, complaint files, loss ratio data, closed claims files, and other records relating to the Coinsured Policies or representing compilations of data with respect thereto ("Retained Books and Records"). On and after the Closing Date, the Company shall provide the Reinsurer with access to all non-privileged information in the possession or control of the Company which pertains to, and which the Reinsurer reasonably requests in connection with, any claim, loss or obligation arising out of any of the Coinsured Policies, provided, however, that the Reinsurer shall comply with all applicable privacy laws and regulations with respect to the use and disclosure of such information. Such access shall be provided by the Company during normal business hours of the Company upon

                           Agreement for Reinsurance
forty-eight (48) hours advance notice or as otherwise reasonably requested by the Reinsurer or its employees, accountants, actuaries, attorneys and other agents for any reasonable purpose including, without limitation, the preparation or examination of tax returns and financial statements, the review of payment and claims procedures, the adequacy of established reserves, the compliance by the Company with any obligations it has under this Agreement, the Reinsurance Agreements or the Services Agreement, and the conduct of any litigation or regulatory dispute resolution, whether pending or threatened, concerning the sale of Policies, or the servicing of the Policies by the Company prior to the Transition Date.

                  5.5. Notice of Actions Received by the Company. On and after the Closing Date, the Company shall promptly provide the Reinsurer with notice of the receipt by the Company of (a) any inquiry, complaint, notice or other communication, whether oral or written, from any insurance regulatory authority that is related to the Coinsured Policies or to this Agreement, the Reinsurance Agreements or the Services Agreement, including, without limitation, an alleged violation of any law, rule, regulation, bulletin or order, or a threat of any other action or proceeding against the Company or the Reinsurer; and (b) any notice, including service of process, summons or other litigation document, indicating the commencement or threatened commencement of any litigation or arbitration proceeding against the Company or the Reinsurer related to any loss arising under the Coinsured Policies or any matter contemplated under this Agreement, the Reinsurance Agreements or the Services Agreement.

                  5.6. Continued Access to Books and Records Transferred to the Reinsurer. On and after the Transition Date and continuing to the applicable Assumption Effective Date, the Reinsurer agrees to provide the Company with access to all information in the possession or control of the Reinsurer which the Company reasonably requests in connection with the Coinsured Policies. Such access shall be provided by the Reinsurer during normal business hours of the Reinsurer upon forty-eight (48) hours advance notice or as otherwise reasonably requested by the Company or its employees, accountants, actuaries, attorneys or other agents for any reasonable purpose including, without limitation, the preparation or examination of tax returns and financial statements, the review of payment and claims procedures, the adequacy of established reserves, the compliance by the Reinsurer with any obligations it has under this Agreement, the Reinsurance Agreements or the Services Agreement, and the conduct of any litigation or regulatory dispute resolution, whether pending or threatened, concerning the sale of the Coinsured Policies or the servicing of the Coinsured Policies by the Reinsurer following the Transition Date. The Reinsurer shall maintain all books, records, files and other information related to the Coinsured Policies for such period of time as specified by applicable state laws and regulations regulating the preservation of books and records or such longer period of time as determined by the Reinsurer.

                  5.7. Notice of Actions Received by the Reinsurer. On and after the Closing Date, the Reinsurer shall promptly provide the Company with notice of the receipt by the Reinsurer of (a) any inquiry, complaint, notice or other communication, whether oral or written, from any insurance regulatory authority that is related to the Coinsured Policies or to this Agreement, the Reinsurance Agreements or the Services Agreement, including, without limitation, an alleged violation of any law, rule, regulation, bulletin or order, or a threat of any other action or proceeding against the Company or the Reinsurer; and (b) any notice, including service of process, summons or other litigation document, indicating the commencement or

                           Agreement for Reinsurance
threatened commencement of any litigation or arbitration proceeding against the Company or the Reinsurer related to any loss arising under the Coinsured Policies or any matter contemplated under this Agreement, the Reinsurance Agreements or the Services Agreement.

                  5.8. Unfair Practices. The Company shall cooperate with the Reinsurer in preserving and exercising all legal and contractual rights that may be available to the Company against any person who shall "twist," rewrite, or solicit the lapse or termination of, any of the Coinsured Policies, or who shall otherwise engage in any unfair or deceptive acts or practices in connection with the Coinsured Policies, which acts or practices have caused or may result in deterioration of the block of Policies reinsured by the Reinsurer or in injury to the Reinsurer's commercial interests. The Company shall have the right to approve any action proposed to be taken by, on behalf of, or in the name of, the Company under this Section 5.8, which approval shall not be unreasonably withheld. The Reinsurer shall indemnify, defend and hold the Company harmless from and against any Losses (as defined at Article IX hereof) incurred by the Company as a result of actions taken by or at request of the Reinsurer under this Section 5.8.

                  5.9. Filings, Consents and Approvals. The parties will take all commercially reasonable steps necessary or desirable, and shall proceed diligently and in good faith, to obtain as promptly as practicable all approvals, authorizations and clearances of governmental and regulatory authorities and consents of Policyholders required of the Company and the Reinsurer to consummate the transactions contemplated in this Agreement, the Reinsurance Agreements and the Services Agreement, including, without limitation, the Required Assumption Approvals, the Required Assumption Consents and the Required Closing Date Approvals, and shall cooperate with each other and provide such information and communications to such governmental and regulatory authorities as the party responsible for obtaining such approvals may reasonably request.

                  5.10. HSR Act Filings. If required by law, the Company and the Reinsurer shall, as promptly as practicable, file any Notification and Report Forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules of the Federal Trade Commission ("FTC") thereunder, with the FTC and the Antitrust Division of the U.S. Department of Justice (the "Antitrust Division") in connection with the transactions contemplated by this Agreement and the Reinsurance Agreements, and shall use their best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation. Each of the Company and the Reinsurer will furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of necessary filings or submissions to any governmental or regulatory agency, including, without limitation, any filings necessary under the provisions of the HSR Act.

                  5.11. Conduct Pending Closing. From the date of this Agreement to the Closing Date, (a) the Company shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the Reinsurance Agreements and the Services Agreement, the representations and warranties of the Company contained in
Article III hereof shall continue to be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date;
(b) the Reinsurer shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by

                           Agreement for Reinsurance
this Agreement, the Reinsurance Agreements and the Services Agreement, the representations and warranties of the Reinsurer contained in Article IV hereof shall continue to be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date; (c) the Company shall notify the Reinsurer promptly of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a material violation or breach of this Agreement by the Company; and (d) the Reinsurer shall notify the Company promptly of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a material violation or breach of this Agreement by the Reinsurer.

                  5.12. Further Assurances. Subject to the terms and conditions of this Agreement, the Company and the Reinsurer will use their best efforts to take, or cause to be taken, all actions or to do, or cause to be done, all things or execute any documents reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, the Reinsurance Agreements and the Services Agreement. On and after the Closing Date, the Company and the Reinsurer will take all appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof, the Reinsurance Agreements or the Services Agreement.

                  5.13. Use by the Reinsurer of the Company's Name, Logo or Service Marks. Except as otherwise agreed upon in writing, the Reinsurer has not acquired by means of this Agreement, the Reinsurance Agreements or the Services Agreement or by any other means, the right to use the name, "CITIZENS, INC. GROUP", "CITIZENS INSURANCE COMPANY OF AMERICA", "CITIZENS USA LIFE INSURANCE COMPANY", "CITIZENS NATIONAL LIFE INSURANCE COMPANY OF ILLINOIS", "COMBINED UNDERWRITERS LIFE INSURANCE COMPANY", "EXCALIBUR INSURANCE CORPORATION", "FIRST ALLIANCE INSURANCE COMPANY", "LIFELINE UNDERWRITERS LIFE INSURANCE COMPANY, MID-AMERICAN CENTURY LIFE INSURANCE COMPANY", SECURITY ALLIANCE INSURANCE COMPANY", UNITED INTERNATIONAL LIFE INSURANCE COMPANY" OR "UNITED SECURITY LIFE INSURANCE COMPANY" or any of the Company's service marks, trademarks, designs or logos related to that name. The Reinsurer agrees that it will not use such name, service marks, trademarks, designs or logos unless the Company shall have agreed in writing to such use; provided, however, that the Reinsurer may utilize existing forms of the Policies in processing Permitted Transactions under the Policies after the Transition Date but not later than the applicable Assumption Effective Date.

                  5.14. Communications with Policyholders. All communications with Policyholders by either the Company or the Reinsurer in connection with the reinsurance of the Policies by the Reinsurer under the Reinsurance Agreements, or the servicing of the Policies under the Services Agreement, including without limitation the Assumption Certificates and the Service Notices, shall be in such form as shall be mutually agreed upon by the parties hereto prior to any release thereof, except for communications with Policyholders as required to service the Policies in the ordinary course of business. The Company and the Reinsurer agree to cooperate fully and promptly regarding the preparation and distribution of any such communications to Policyholders.

                           Agreement for Reinsurance

                  5.15. Expenses. Except as otherwise specifically provided in this Agreement, the parties hereto shall each bear their own respective expenses incurred in connection with the preparation, execution and performance of this Agreement, the Reinsurance Agreements and the Services Agreement, including without limitation all fees and expenses of counsel, actuaries and accountants.

                  5.16. Access by Regulators. Each party agrees to provide access to all records and procedures relating to the Coinsured Policies to any regulatory agency if such request is made.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

                  6.1. Conditions to the Reinsurer's Obligations to Close. The obligation of the Reinsurer to close the transactions contemplated under this Agreement shall be subject to the fulfillment of the following conditions, any one or more of which may be waived by the Reinsurer to the extent permitted by law:

                           6.1.1. Receipt of All Required Closing Date Approvals. All Required Closing Date Approvals shall have been received, and the Company shall have delivered to the Reinsurer a copy of any Required Closing Date Approval issued by the insurance regulatory authorities in its State of domicile.

                           6.1.2. Truth of Representations and Warranties of Company. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

                           6.1.3. Performance of Covenants and Obligations of Company. The Company shall have performed and complied with all agreements, covenants, obligations and conditions required by this Agreement to be so performed or complied with by the Company at or before the Closing.

                           6.1.4. Receipt of the Settlement Amount. The Settlement Amount shall have been paid to the Reinsurer.

                           6.1.5. Execution and Delivery of Agreements. The Reinsurance Agreements and the Services Agreement shall have been executed by a duly authorized executive officer of the Company and delivered to the Reinsurer.

                           6.1.6. Delivery of Listing of Policies. The Company shall have delivered to the Reinsurer a final listing of the Policies to be reinsured by the Reinsurer under the Reinsurance Agreements.

                  6.2. Conditions to the Company's Obligations to Close. The obligation of the Company to close the transactions contemplated under this Agreement shall be subject to the

                           Agreement for Reinsurance
fulfillment of the following conditions, any one or more of which may be waived by the Company to the extent permitted by law:

                           6.2.1. Receipt of All Required Closing Date Approvals. All Required Closing Date Approvals shall have been obtained.

                           6.2.2. Truth of Representations and Warranties of Reinsurer. The representations and warranties of the Reinsurer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

                           6.2.3. Performance of Covenants and Obligations of Reinsurer. The Reinsurer shall have performed and complied with all agreements, covenants, obligations and conditions required by this Agreement to be so performed or complied with by the Reinsurer at or before the Closing.

                           6.2.4. Receipt of Purchase Price. The Purchase Price shall have been duly credited to the Company in the calculation of the Settlement Amount transferred to the Reinsurer.

                           6.2.5. Execution and Delivery of Agreements. The Reinsurance Agreements and the Services Agreement shall have been executed by a duly authorized executive officer of the Reinsurer and delivered to Company.

                                  ARTICLE VII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         Except as otherwise expressly provided herein or therein, the representations and warranties made by the Company and the Reinsurer in this Agreement, the Reinsurance Agreements and the Services Agreement, or in any certificate delivered by the Company or the Reinsurer pursuant hereto or thereto, shall survive for a period of two years following the Closing Date; provided, however, that the representations and warranties made by the Company and the Reinsurer in Sections 3.1, 3.10, 4.1 and 4.3 shall survive indefinitely.

                                  ARTICLE VIII

                                   ARBITRATION

                  8.1. Agreement to Arbitrate. It is the intention of the parties that customs and usages of the business of insurance shall be given full effect in the interpretation of this Agreement, the Reinsurance Agreements and the Services Agreement. The parties shall act in all things with the highest good faith. All disputes between the Reinsurer and the Company arising under this Agreement, the Reinsurance Agreements and the Services Agreement on which an amicable understanding cannot be reached will be decided by arbitration between the parties at a location to be mutually agreed upon between the parties or as designated by the arbitrators if

                           Agreement for Reinsurance
agreement as to a location cannot be reached by the parties. Notwithstanding any other provision of this Article VIII, if either the Reinsurer or the Company seeks, consents to, or acquiesces in the appointment of or otherwise becomes subject to any trustee, receiver, liquidator or conservator (including any state insurance regulatory agency or authority acting in such a capacity), the other party shall not be obligated to resolve any claim, dispute or cause of action under this Agreement by arbitration. Notwithstanding any other provision of this
Article VIII, nothing contained in this Agreement shall require arbitration of any issue for which equitable or injunctive relief, including specific performance, is sought.

                  8.2. Method. The parties intend this Article VIII to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. Section 1, et seq.), including any amendments to that Act which are subsequently adopted, notwithstanding any other choice of law provision set forth in this Agreement. In the event that either party refuses to submit to arbitration as required herein, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators. To initiate arbitration, either party shall notify the other in writing in the manner set forth in this Agreement for sending notices to the parties of its desire to arbitrate, stating the nature of the dispute and the remedy sought, and designating an arbitrator. The party to which the notice is sent shall respond thereto in writing within thirty (30) days of its receipt of such notice. In such response, the party shall also assert any claim, defense and other dispute it may have against the party initiating arbitration, and which arises out of or relates in any way to this Agreement, the Reinsurance Agreements or the Services Agreement, and designate its arbitrator. If the second party fails to respond within the time period set forth in this Section 8.2, or fails to designate its arbitrator in its response, the party initiating arbitration shall appoint a second arbitrator. The two arbitrators shall select a third arbitrator within thirty (30) days of the designation of the second arbitrator. If they are unable to agree upon the selection of the third arbitrator, they shall, within such period, each name three (3) individuals of whom the other shall decline two (2), and the decision of the third arbitrator shall be determined by drawing lots from the two remaining designees. All arbitrators shall be active or retired officers of life or health insurance companies and be unaffiliated in any way with the parties and disinterested in the outcome of the arbitration. The arbitrators shall have the power to determine all procedural rules for the conduct of the arbitration, including but not limited to the production and inspection of documents, the examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Agreement, the Reinsurance Agreements and the Services Agreement as an honorable engagement and not merely as legal obligations between the parties. They shall reach their decision from the standpoint of equity and the customs and practices of the insurance industry, and may abstain from following the strict rules of law; provided, however, that the arbitrators shall have no authority to award punitive damages against or in favor of either party (except to reimburse a party for extra-contractual or punitive damages that either the Company or the Reinsurer has paid or is legally obligated to pay to third parties). The costs of the arbitration (except legal fees of the parties) shall be split equally between the parties, unless the arbitrators shall otherwise require in their award. Each party shall pay its own legal fees in connection with the arbitration, unless the arbitrators award legal fees and expenses of the prevailing party as part of any award. Except as otherwise specifically provided herein, the arbitration shall be conducted in accordance with rules established by the American Arbitration Association. The decision, in writing, of the

                           Agreement for Reinsurance
arbitrators shall be final and binding upon both of the parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction.

                                   ARTICLE IX

                                 INDEMNIFICATION

                  9.1. Indemnification Under Reinsurance Agreements. The parties agree to indemnify and defend each other and hold each other harmless against all claims, losses, liabilities, damages, deficiencies, diminution in value, costs and expenses, including interest, penalties, punitive or extracontractual damages, and reasonable attorneys fees and disbursements ("Loss" or "Losses") arising under or in relation to the Policies as and to the extent provided under the Reinsurance Agreements.

                  9.2. Indemnification Under this Agreement. In addition to the indemnification provided at Section 9.1 of this Agreement:

                  The Company agrees to indemnify the Reinsurer and hold it harmless from and against Losses based upon or arising out of (i) the Company's material breach of any representation, warranty, covenant or agreement under this Agreement, and (ii) any Excluded Liabilities.

                  The Reinsurer agrees to indemnify the Company and hold it harmless from and against Losses based upon or arising out of the Reinsurer's material breach of any representation, warranty, covenant or agreement under this Agreement.

                  9.3. Notice of Claim. As soon as reasonably possible, but in no event subsequent to thirty (30) days after receipt by an indemnified party hereunder of written notice of any demand, claim or circumstances which, upon the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (a "Claim") that may result in a Loss, such indemnified party shall give notice thereof ("Claims Notice") to the indemnifying party. The Claims Notice shall describe the Claim in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by such indemnified party. The failure of the indemnified party to give the Claims Notice within in the time provided for herein shall not affect the indemnifying party's obligation under this
Article IX except if, and then only to the extent that, such failure materially prejudices the indemnifying party or its ability to defend such Claim.

                  9.4. Opportunity to Defend. Within thirty (30) days of receipt of any Claims Notice given pursuant to Section 9.3, the indemnifying party shall notify the indemnified party in writing of the acceptance of or objection to the Claim and whether the indemnifying party will indemnify the indemnified party and defend the same at the expense of the indemnifying party with counsel selected by the indemnifying party (who shall be approved in writing by the indemnified party, such approval not to be unreasonably withheld); provided that the indemnified party shall at all times have the right to fully participate in the defense of the Claim at its own expense or, as provided hereinbelow, at the expense of the indemnifying party.

                           Agreement for Reinsurance

Failure by the indemnifying party to object in writing within such thirty (30) day period shall be deemed to be acceptance of the Claim by the indemnifying party. In the event that the indemnifying party objects to a Claim within said thirty (30) days or does not object but fails to vigorously defend and appears to be unable or unwilling to meet its indemnification obligations hereunder, the indemnified party shall have the right, but not the obligation, to undertake the defense, and to compromise and/or settle (in the exercise of reasonable business judgment) the Claim, all at the risk and expense (including, without limitation, reasonable attorneys fees and expenses) of the indemnifying party. Except as provided in the preceding sentence, the indemnified party shall not compromise and/or settle any Claim without the prior written consent of the indemnifying party. If the Claim is one that cannot by its nature be defended solely by the indemnifying party, the indemnified party shall make available all information and assistance that the indemnifying party may reasonably request, provided that any associated expense shall be paid by the indemnifying party.

                  9.5. Limitation on Indemnification. Neither party shall be entitled to indemnification unless the party seeking indemnification makes claim therefore pursuant to the procedures set forth in Section 9.3 of this Agreement.

                                    ARTICLE X

                                   TERMINATION

                  10.1. Termination. This Agreement may be terminated as provided in this Section 10.1.

                           10.1.1. This Agreement may be terminated at any time before the Closing, by mutual written agreement of the Company and the Reinsurer.

                           10.1.2. The Reinsurer may terminate this Agreement at any time prior to Closing for material breach by the Company of any of the terms or conditions of this Agreement or for failure of any condition to Closing, the satisfaction of which is solely within the Company's control; provided, however, that the Company shall have ten
         (10) days to cure such breach or satisfy such condition after receipt of proper notice by the Company from the Reinsurer.

                           10.1.3. The Company may terminate this Agreement at any time prior to Closing for material breach by the Reinsurer of any of the terms or conditions of this Agreement or for failure of any condition to Closing, the satisfaction of which is solely within the Reinsurer's control; provided, however, that the Reinsurer shall have ten (10) days to cure such breach or satisfy such condition after receipt of proper notice by the Reinsurer from the Company.

                           10.1.4. Either the Company or the Reinsurer may terminate this Agreement at any time prior to Closing for failure of any condition to Closing, the satisfaction of which is not within either the Company or the Reinsurer's control, or otherwise chargeable to any act or omission to act on the part of either party.

                           Agreement for Reinsurance

                           10.1.5. Either the Company or the Reinsurer may terminate this Agreement if Closing hereunder has not occurred by June 30, 2004; provided, however, if Closing has not occurred due to the lack of receiving all Required Closing Date Approvals, the parties shall extend the Closing Date an additional sixty (60) days.

                  10.2. Effect of Termination. If this Agreement is terminated pursuant to Sections 10.1.1, 10.1.4 or 10.1.5, this Agreement will forthwith become null and void, and there will be no liability on the part of the Company or the Reinsurer to the other hereunder. In the event of termination under Sections 10.1.2 or 10.1.3, the parties shall be deemed to have reserved all of their respective rights and remedies hereunder and at law or in equity.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  11.1. Notice. Any and all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (a) received by the receiving party if mailed via United States registered or certified mail, return receipt requested,
(b) received by the receiving party if mailed by United States overnight express mail, (c) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail, or (d) delivered in person or by commercial courier to the parties at the following addresses:

                  If to the Company, to:

                           CITIZENS INSURANCE COMPANY OF AMERICA
                           400 East Anderson Lane
                           Austin, TX 78752
                           Attention: Mark Oliver, President
                           FAX No.: (___) ___-____

                  With a copy to (which shall not constitute notice):

                           [Counsel to CITIZENS INSURANCE COMPANY OF AMERICA]
                           ________________________________
                           ________________________________
                           ________________________________
                           FAX No.:  (___) ___-____

                           Agreement for Reinsurance

                  If to the Reinsurer, to:

                           Texas International Life Insurance Company
                           Bridgepoint Square, Building One
                           6300 Bridgepoint Parkway, Suite 340
                           Austin, TX 78730
                           Attention: Larry J. Doze, President
                           FAX No.: (512) 342-1892

                  With a copy to (which shall not constitute notice):

                           David D. Knoll, Esq.
                           Winstead Sechrest & Minick, P.C.
                           910 Travis St., Suite 2400
                           Houston, TX 77002-5895
                           FAX No.: (713) 650-2400

Either party may change the names or addresses where notice is to be given by providing notice to the other party of such change in accordance with this
Section 11.1.

                  11.2. Entire Agreement. This Agreement shall constitute the entire Agreement between the parties with respect to the business being reinsured hereunder. There are no other understandings between the parties other than as expressed in this Agreement. This Agreement, including the Exhibits and Schedules thereto including without limitation the Reinsurance Agreements and the Services Agreement, constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, which are merged with and into this Agreement.

                  11.3. Assignment. This Agreement shall not be assigned by either of the parties hereto without the prior written approval of the other party.

                  11.4. Waivers and Amendments. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Company and the Reinsurer, respectively.

                  11.5. No Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of the Company and the Reinsurer and their permitted successors and assigns, and it is not the intention of the parties to confer rights as a third-party beneficiary to this Agreement upon any other person, except as may be contemplated in the Assumption Agreement.

                  11.6. Public Announcements. At all times at or before the Closing, the Company and the Reinsurer will each consult with the other before issuing or making any reports, statements or releases to the public with respect to this Agreement or the transactions

                           Agreement for Reinsurance
contemplated hereby and will use good faith efforts to obtain the other party's approval of the form, content and timing of any public report, statement or release to be made solely on behalf of a party. If the Company and the Reinsurer are unable to agree upon or approve the form, content and timing of any such public report, statement or release and such report, statement or release is, in the opinion of legal counsel to the party, required by law or by legal disclosure obligations, then such party may make or issue the legally required report, statement or release.

                  11.7. Confidentiality. Each of the Company and the Reinsurer will hold, and will cause its respective officers, directors, employees, agents, consultants, attorneys and other representatives to hold, in strict confidence, unless compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining any Required Closing Date Approval or Required Assumption Approval) or by other requirements of law, all confidential documents and confidential information concerning the other party furnished to it by the other party or such other party's officers, directors, employees, agents, consultants, attorneys or representatives in connection with this Agreement or the transactions contemplated hereby ("Confidential Information"), except to the extent that such documents or information can be shown to have been (a) previously lawfully known by the party receiving such documents or information, (b) in the public domain through no fault of the receiving party, or (c) later acquired by the receiving party from other sources not themselves bound by, and in breach of, a confidentiality agreement. Neither the Company nor the Reinsurer will disclose or otherwise provide any such Confidential Information to any other person, except to that party's respective auditors, actuaries, attorneys, financial advisors and other consultants who need access to such Confidential Information in connection with this Agreement and the transactions contemplated herein. If this Agreement is terminated pursuant to Article X, each of the parties will return to the other party all Confidential Information furnished to that party by the other party, and retrieve and destroy all copies of such Confidential Information distributed to any other person.

                  11.8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado, including the arbitration provisions as set forth in Article VIII, without regard to its conflicts of law doctrine.

                  11.9. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which shall constitute one and the same instrument.

                  11.10. Headings. The headings in this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement.

                  11.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                           Agreement for Reinsurance

                                  ARTICLE XII
                               LEGAL REQUIREMENTS

                  12.1. Compliance with Laws. The Reinsurer agrees to comply with all applicable local, state, and federal laws, rules and regulations in the performance of its obligations under this Agreement. The Reinsurer will indemnify the Company for all Losses arising from any actions, legal or regulatory, as a result of the Reinsurer's failure to comply as set forth in this Section 12.1 and as specifically delineated hereafter in Sections 12.2 through 12.4 (and its subsections).

                  12.2. USA Patriots Act. The Reinsurer agrees to comply with the provisions and obligations of the USA Patriots Act of 2001 and such rules and regulations as may from time to time be promulgated in relation thereto.

                  12.3. Gramm-Leach-Bliley Act. The Reinsurer agrees to protect the privacy of the Company's employees, Producers, Policyholders, licensors and contractors, all personal information relating to any such individual which may be shared with, or obtained by, the Reinsurer in its performance under this Agreement and the Reinsurance Agreements shall be considered confidential personal information. Therefore, the Reinsurer shall comply with all applicable provisions of the Gramm-Leach-Bliley Act with respect to this Agreement and the Reinsurance Agreements.

                  12.4. Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). The Reinsurer agrees to comply with the provisions and obligations of the HIPAA and such rules and regulations as may from time to time be promulgated in relation thereto, including but not limited to the obligations under the Administrative Simplification Provisions of HIPAA relating to privacy, security and electronic transactions (including the ability to receive and transmit all required electronic transactions). More particularly with regard to the regulations set forth in 45 C.F.R. Parts 160 and 164 relating to privacy and confidentiality, the Reinsurer agrees, effective April 14, 2003, or the date the Company has to be in compliance with the HIPAA regulations if later, as follows:

                  12.5. The use and/or disclosure of Protected Health Information shall be limited to only those purposes that are necessary to perform its obligations under the Reinsurance Agreements. The Reinsurer shall disclose the Protected Health Information only as expressly approved in writing by the Company.

                                    (a) The Reinsurer shall use Protected Health
                           Information only for the servicing of Coinsured Policies as set forth in Article IV of the Coinsurance Agreement.

                                    (b) The Reinsurer shall disclose the
                           Protected Health Information only to the Company or as necessary to fulfill its obligations to the Company under this Agreement and the Reinsurance Agreements.

                           12.5.2. Unless otherwise limited by this Agreement, the Reinsurer may also:

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                           Agreement for Reinsurance

                                    (a) Use the Protected Health Information in
                           its possession for the proper management and administration of the Reinsurer or to carry out its legal responsibilities.

                                    (b) Disclose the Protected Health
                           Information in its possession for the proper management and administration of the Reinsurer or to carry out its legal responsibilities, if such disclosure is required by law or is addressed in this Agreement and such disclosure is performed in accordance with applicable law.

                           12.5.3. The Reinsurer may not use or disclose Protected Health Information in any manner that would constitute a violation of 45 C.F.R. Parts 160 and 164 if used or disclosed by the Company.

                           12.5.4. The Reinsurer agrees to not use or further disclose Protected Health Information other than as authorized by this Agreement or as required by law.

                           12.5.5.  The Reinsurer shall use appropriate
         safeguards to prevent uses or disclosures of Protected Health Information other than as provided for by this Agreement.

                           12.5.6. If the Reinsurer becomes aware of any use or disclosure of Protected Health Information not provided for by this Agreement, it shall report such use or disclosure to the Company within three (3) business days of gaining such knowledge, and shall immediately implement remedial measures to prevent further uses or disclosures not permitted by this Agreement or by law.

                           12.5.7. The Reinsurer shall require that its agents, including subcontractors, to whom it provides Protected Health Information under this Agreement, agree to the same restrictions and conditions that apply to Reinsurer's with respect to such information.

                           12.5.8. Within fifteen (15) days of a request by the Company, the Reinsurer agrees to, and shall, comply with an individual's request to accommodate the individual's access to his/her Protected Health Information.

                           12.5.9. Within fifteen (15) days of a request by the Company, the Reinsurer agrees to, and shall, comply with the Company's request to make amendments to Protected Health Information. The Reinsurer shall promptly incorporate any such amendments into the Protected Health Information. In the event an individual contacts the Reinsurer directly about making amendments to Protected Health Information, the Reinsurer will not make any amendments to the individual's Protected Health Information but shall forward such request to the Company within three (3) business days of such contact, except that the Reinsurer may address the individual's request directly if such individual is a Policyholder under an Assumed Policy.

                           12.5.10. The Reinsurer shall keep a record of disclosures of Protected Health Information and agrees to make information regarding disclosures of Protected Health Information available to the Company within fifteen (15) days of a

                           Agreement for Reinsurance
         request by the Company. The Reinsurer shall provide, at a minimum, the following information: (i) the date of disclosure; (ii) the name of the entity or person who received the Protected Health Information, and the address of such entity or person, if known; (iii) a brief description of the Protected Health Information disclosed; (iv) a brief statement regarding the purpose and explanation of the basis of such disclosure and (v) the names of all individuals whose protected health information was disclosed.

                           12.5.11. The Reinsurer agrees to comply with any other restrictions on the use or disclosure of Protected Health Information that the Company may from time to time request or as otherwise imposed by applicable law, rule, regulation, order or decree.

                           12.5.12. The Reinsurer shall make its internal practices, books and records relating to uses and disclosures of Protected Health Information available to the Company, or to the Secretary of the U.S. Department of Health and Human Services or designee, for purposes of determining the Company's and Reinsurer's compliance with 45 C.F.R. Parts 160 and 164.

                           12.5.13. In order to assure this Agreement is consistent with HIPAA, the Reinsurer agrees that this Agreement and Addenda thereto may be further amended from time to time upon written notice from the Company to the Reinsurer as to the revisions required to make this Agreement consistent with HIPAA.

                           12.5.14. Upon the termination of this Agreement, the Reinsurer shall, at the Company's instruction, return or destroy all Protected Health Information and will retain no copies of such information. Together with the destruction of all Protected Health Information, the Reinsurer shall deliver a certificate executed by an executive officer of the Reinsurer certifying the destruction of all Protected Health Information, which the Company may rely upon as a representation and warranty of the Reinsurer. If such return or destruction of Protected Health Information is not feasible as approved by the Company, the Reinsurer agrees that the provisions of this
         Article XII are extended beyond termination to the Protected Health Information, and Reinsurer shall limit all further uses and disclosures to those purposes that make the return or destruction of the Protected Health Information infeasible.

                  12.6. Indemnification. In addition to any indemnification provision in this Agreement, the Reinsurer agrees to indemnify, defend and hold the Company and each of its officers, directors, and employees harmless from any alleged claim or penalty against the Company or any of its officers, directors or employees arising from the breach of this Article XII.

                  12.7. Defined Terms. For purposes of this Article 12, "Protected Health Information," as defined at 45 C.F.R. Section 164.501, and as may be periodically revised or amended by the U.S. Department of Health and Human Services, the U.S. Congress or other federal agency, means information that is received by the Reinsurer from, created by the Reinsurer for or received by Reinsurer on behalf of the Company and is information about an individual which relates to the past, present or future physical or mental health or condition of an individual; the

                           Agreement for Reinsurance
provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual. "Individual" shall have the same meaning as the term "individual" in 45 CFR 164.501 and shall include a person who qualifies as a personal representative in accordance with 45 CFR 164.502(g). Protected Health Information also either identifies the individual or there is a reasonable basis to believe the information can be used to identify the individual. Protected Health Information pertains to both living and deceased individuals.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 9th day of March, 2004.

                                   CITIZENS INSURANCE COMPANY OF AMERICA

                                   By: /s/ Mark Oliver
                                       ---------------------------------
                                       Mark Oliver, President

                                   TEXAS INTERNATIONAL LIFE
                                   INSURANCE COMPANY

                                   By: /s/ Larry J. Doze
                                       ---------------------------------
                                       Larry J. Doze, President

                           Agreement for Reinsurance

                                  SCHEDULE 1.2

                              ASSUMPTION AGREEMENT

                                   (attached)

                                  SCHEDULE 1.8

                              COINSURANCE AGREEMENT

                                   (attached)

                                  SCHEDULE 1.25

                        ADMINISTRATIVE SERVICES AGREEMENT

                                   (attached)

                                  SCHEDULE 3.9

                     SCHEDULE OF LITIGATION AGAINST COMPANY

                                      None

                                  SCHEDULE 4.1
                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY
                         JURISDICTIONS IN WHICH LICENSED

                                    Louisiana
                                      Texas

                        ASSUMPTION REINSURANCE AGREEMENT

                                     between

                      CITIZENS INSURANCE COMPANY OF AMERICA

                                Denver, Colorado

                                       and

                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                  Austin, Texas

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ARTICLE I  DEFINITION OF TERMS................................................................................      1
         1.1  Assumed Policy..................................................................................      1
         1.2  Assumption Certificate..........................................................................      1
         1.3  Assumption Effective Date.......................................................................      1
         1.4  Coinsurance Agreement...........................................................................      1
         1.5  Coinsured Policies..............................................................................      2
         1.6  Existing Reinsurance Coverage...................................................................      2
         1.7  Novation........................................................................................      2
         1.8  Policies........................................................................................      2
         1.9  Policyholder....................................................................................      2
         1.10  Producer.......................................................................................      2
         1.11  Producer Agreement.............................................................................      2
         1.12  Producer Payments..............................................................................      2
         1.13  Required Assumption Approvals..................................................................      2
         1.14  Required Assumption Consents...................................................................      2
         1.15  Statutory Reserves and Liabilities.............................................................      3
         1.16  Purchase Consideration.........................................................................      3

ARTICLE II  BASIS OF REINSURANCE..............................................................................      3
         2.1  Assumption Reinsurance..........................................................................      3
         2.2  Conditions of Reinsurance; Regulatory Approvals.................................................      3
         2.3  Effect of Reinsurance...........................................................................      4

ARTICLE III  UNDERTAKINGS OF REINSURER........................................................................      4
         3.1  Policy Administration...........................................................................      4
         3.2  Premium Payments; Negotiation of Checks.........................................................      4
         3.3  Producer Payments...............................................................................      5
         3.4  Assumption Certificates.........................................................................      5
         3.5  Reserves........................................................................................      5
         3.6  Premium Taxes...................................................................................      5
         3.7  Forwarding Checks and Correspondence............................................................      5

ARTICLE IV  INDEMNIFICATION...................................................................................      6
         4.1  Reinsured Claims................................................................................      6
         4.2  Extracontractual Damages........................................................................      6
         4.3  Cooperation.....................................................................................      6
         4.4  Indemnification.................................................................................      6

ARTICLE V  GENERAL PROVISIONS.................................................................................      6
         5.1  Notices.........................................................................................      6
         5.2  Confidentiality.................................................................................      7
         5.3  Misunderstandings and Oversights................................................................      7
         5.4  Reinstatements..................................................................................      7

         5.5  Entire Agreement................................................................................      7
         5.6  Assignment......................................................................................      7
         5.7  Waivers and Amendments..........................................................................      7
         5.8  Law Governing...................................................................................      7
         5.9  Counterparts....................................................................................      7
         5.10  Severability...................................................................................      8
         5.11  Schedules and Paragraph Headings...............................................................      8
         5.12  Third Party Beneficiaries......................................................................      8
         5.13  Tax Provisions.................................................................................      8

                        ASSUMPTION REINSURANCE AGREEMENT

         This Assumption Reinsurance Agreement dated as of the date set forth below, is made and entered into by and between CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado stock life insurance company (hereinafter referred to as the "Company") and TEXAS INTERNATIONAL LIFE INSURANCE COMPANY, a Texas stock life insurance company (hereinafter referred to as the "Reinsurer").

         WHEREAS, the Company is the issuer of certain Coinsured Policies (as defined herein) which have been reinsured by the Reinsurer under a certain Coinsurance Agreement (as defined herein) of even date herewith; and

         WHEREAS, the Company and the Reinsurer have entered into a certain Agreement for Reinsurance dated of even date herewith (the "Master Agreement") pursuant to which the Company and the Reinsurer have agreed to enter into this Agreement and to reinsure the Coinsured Policies on the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and in reliance upon the representations, warranties, conditions and covenants contained herein and in the Master Agreement, and intending to be legally bound hereby, the Company and the Reinsurer hereby agree as follows:

                                   ARTICLE I
                               DEFINITION OF TERMS

         Capitalized words and terms used and not otherwise defined herein shall have the meaning given in the Master Agreement. The other capitalized words and terms used herein shall have the meaning given below.

         1.1 Assumed Policy. Each Coinsured Policy which has been reinsured and assumed by the Reinsurer pursuant to the terms and provisions of this Agreement.

         1.2 Assumption Certificate. The certificate to be issued by the Reinsurer to the Policyholder of any Coinsured Policy that is reinsured on an assumption reinsurance basis under the terms and provisions of this Agreement, and which shall be in substantially the form as set forth on SCHEDULE 1.2 to this Agreement and made a part hereof, as modified by and approved by various state insurance regulatory authorities.

         1.3 Assumption Effective Date. The date, set forth in the Assumption Certificate issued by the Reinsurer with respect to a Coinsured Policy, upon which the Coinsured Policy shall be assumed by the Reinsurer on an assumption reinsurance basis pursuant to this Agreement, which shall not be earlier than either: (i) February 28, 2004, or (ii) the date on which all Required Assumption Approvals and Required Assumption Consents have been obtained in the state where such Coinsured Policy was issued or delivered.

         1.4 Coinsurance Agreement. The coinsurance reinsurance agreement entered into between the Company and the Reinsurer which provides for indemnity reinsurance of the

Company's risks under the Coinsured Policies by the Reinsurer on a 100% quota-share plan of coinsurance.

         1.5 Coinsured Policies. All Policies which have been reinsured by the Reinsurer pursuant to the terms of the Coinsurance Agreement, including any reinstated Policies, and which are in force and effect as of the applicable Assumption Effective Date.

         1.6 Existing Reinsurance Coverage. All contracts, agreements and treaties of reinsurance between (a) the Company and/or the Reinsurer and (b) any third-party reinsurer that (i) are in force and effect on the applicable Assumption Effective Date and (ii) cover any risks associated with the Coinsured Policies.

         1.7 Novation. The substitution of the Reinsurer for the Company under an Assumed Policy with the result that the Reinsurer becomes directly liable to the Policyholder as of the Assumption Effective Date and the Company's liability to the Policyholder under such Assumed Policy is extinguished.

         1.8 Policies. All of the Coinsured Policies that are (i) identified by the policy form number and/or plan code at Schedule 1.8 hereto and
(ii) issued or reinstated on or after the Coinsurance Effective Date and in force and effect as of the applicable Assumption Effective Date.

         1.9 Policyholder. Any individual or entity which is the owner of a Coinsured Policy or which has the right to terminate or lapse the Coinsured Policy, effect changes of beneficiary, coverage limits, add or terminate persons covered under such Coinsured Policy or direct any other changes in such Coinsured Policy.

         1.10 Producer. Any agent, broker, representative, or sub-agent of any such person (i) having a Producer Agreement with the Company and (ii) being entitled to receive any Producer Payments from the Company for the solicitation, sale, marketing, production or servicing of any of the Coinsured Policies.

         1.11 Producer Agreement. Any written agreement, contract, understanding or arrangement between the Company and any Producer, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Coinsured Policies.

         1.12 Producer Payments. Any expense allowance, commission, overriding commission, service fee or other compensation payable by the Company to a Producer pursuant to a Producer Agreement.

         1.13 Required Assumption Approvals. The approvals of any insurance regulatory authorities that may be required in connection with the reinsurance of the Coinsured Policies by the Reinsurer on an assumption reinsurance basis pursuant to this Agreement, including the approval of the Assumption Certificates to be issued by the Reinsurer to the Policyholders of any Assumed Policies.

         1.14 Required Assumption Consents. Any consent of any Policyholder to the assumption of a Coinsured Policy by the Reinsurer on an assumption reinsurance basis that may be required under applicable insurance laws or regulations in any jurisdiction in which the Coinsured Policies were issued or, as applicable, where such Policyholders reside.

         1.15 Statutory Reserves and Liabilities. The sum of all of the reserves, deposit fund liabilities (i.e., pre-paid premium, benefits left on deposit) and liabilities maintained by the Company for the Coinsured Policies, including liabilities for dividends and coupons payable in the next calendar year which are required under (a) the terms of the Coinsured Policies and (b) the reserve requirements, statutory accounting rules and actuarial principles applicable to the Company under the law of each state of domicile and consistent with the methodologies and assumptions used by the Company in calculating reserves and liabilities for the Coinsured Policies on its latest annual statutory financial statements filed with the insurance regulatory authority in its state of domicile and as listed in Schedule 3.1 of the Coinsurance Reinsurance Agreement.

         1.16 Purchase Consideration. In addition to the Statutory Reserve and Liabilities that will be paid as part of the Settlement Amount that is payable by the Company to the Reinsurer in connection with the reinsurance of the Policies under this Agreement, an additional part of the Purchase Consideration shall be the Profit-sharing formula shown in Schedule 1.16.

                                   ARTICLE II
                              BASIS OF REINSURANCE

         2.1 Assumption Reinsurance. From time to time after the date of this Agreement, effective as of the applicable Assumption Effective Date, and subject to any Existing Reinsurance Coverage, the Company hereby sells, cedes, transfers to, assigns and reinsures with the Reinsurer and the Reinsurer hereby purchases, undertakes, reinsures and assumes, by means of assumption reinsurance, all of the contractual rights, obligations, liabilities and risks of the Company under or with respect to the Coinsured Policies then being assumed. It is the intent of the parties to this Agreement to accomplish, as of the applicable Assumption Effective Date, a complete transfer of all of the Company's contractual rights, obligations, liabilities and risks with respect to the Coinsured Policies then being assumed to the Reinsurer, with the result that the Reinsurer, as transferee, in all respects and conditions, shall succeed the Company as the insurer under the terms and provisions of each of the Assumed Policies, as though the Reinsurer had originally issued such Assumed Policies, and to transfer to the Reinsurer, as administrator, full and complete responsibility for servicing and administering the Assumed Policies in accordance with the terms and conditions of this Agreement and the Assumed Policies. Upon the Assumption Effective Date, all assets supporting the Statutory Reserves and Liabilities with respect to each such Assumed Policy shall be and become the sole and exclusive property of the Reinsurer. No consideration shall be due from the Reinsurer to the Company upon the assumption of any Coinsured Policies on an assumption reinsurance basis under the terms and provisions of this Agreement, and no additional reserves shall be transferred by the Company to the Reinsurer in connection therewith.

         2.2 Conditions of Reinsurance; Regulatory Approvals. Consummation of the reinsurance contemplated by this Agreement with respect to any Coinsured Policy is subject to and contingent upon receipt by the Reinsurer of all Required Assumption Approvals and Required Assumption Consents with respect to such Coinsured Policy. The Reinsurer shall be responsible for obtaining all Required Assumption Approvals and for obtaining all Required Assumption Consents. Each party shall use its best efforts to assist the other party in obtaining the Required Assumption Approvals and the Required Assumption Consents. In the event the Reinsurer is unable to obtain any Required Assumption Approval or Required Assumption Consent with respect to a Coinsured Policy, the Coinsured Policy will continue to be reinsured by the Reinsurer under the terms and provisions of the Coinsurance Agreement. The Reinsurer shall, as it obtains the Required Assumption Approvals and the Required Assumption Consents, provide the Company with prompt notice of such approvals and the assumption of the Coinsured Policies under the terms and provisions of this Agreement.

         2.3 Effect of Reinsurance. The reinsurance effected by this Agreement shall have the effect of creating a Novation under all of the Assumed Policies in accordance with each of the terms and conditions thereof, and subject to all rights, privileges, defenses, offsets, cross-actions and counterclaims to which the Company would have been entitled had it continued to act as the insurer thereunder. It is expressly understood and agreed by the parties to this Agreement that no such rights, privileges, defenses, offsets, cross-actions or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated herein, and that the Reinsurer shall be fully subrogated to all such rights, privileges, defenses, offsets, cross-actions and counterclaims. On the applicable Assumption Effective Date, the Reinsurer shall be the successor of the Company with respect to the Assumed Policy, and such Assumed Policy shall be the direct obligation of the Reinsurer, and the Company shall have no further rights or liability thereunder. The Policyholder and any persons insured under the Assumed Policy shall thereafter disregard the Company as a party to the Assumed Policy and treat the Reinsurer as if it had been originally obligated under the Assumed Policy. On and after the applicable Assumption Effective Date, the Policyholder and the insured or beneficiary under any Assumed Policy shall have the right to file claims for benefits under the Assumed Policy directly with the Reinsurer, and shall have a direct right of action against the Reinsurer therefore. Any payments for benefits made under any Assumed Policy by the Company or by the Reinsurer on behalf of the Company under the Coinsurance Agreement prior to the applicable Assumption Effective Date shall be deemed to have been made by the Reinsurer for purposes of determining any maximum benefits payable under any of the Assumed Policies.

                                  ARTICLE III
                            UNDERTAKINGS OF REINSURER

         3.1 Policy Administration. On and after the applicable Assumption Effective Date, the Reinsurer shall assume all responsibility for, and agrees to undertake and perform all servicing and administration of the Assumed Policies, including without limitation, the payment of all allowable claims for benefits under the Assumed Policies and the investigation, adjustment, appraisal, defense or settlement thereof, at the Reinsurer's sole cost and expense; billing and collection of premiums under the Assumed Policies; preparation of policy changes, endorsements, issuance of conversion policies, and such other administrative services as the Reinsurer, in its sole discretion, deems necessary, appropriate, or lawful in connection with the Assumed Policies, as though such Assumed Policies were originally issued as direct insurance obligations of the Reinsurer.

         3.2 Premium Payments; Negotiation of Checks. Upon and after the applicable Assumption Effective Date, all premium payments under the Assumed Policies shall be the sole property of the Reinsurer. The Reinsurer shall be authorized to endorse for payment all checks, drafts, and money orders payable to the Company with respect to premiums payable on the Assumed Policies. Effective as of the applicable Assumption Date, the Company hereby assigns all of its rights and privileges, to the extent permitted by law, to draft or debit the accounts of any Policyholders for premiums due under the Assumed Policies pursuant to existing pre-authorized bank draft or electronic fund transfer arrangements between the Company and such Policyholders.

         3.3 Producer Payments. On and after the applicable Assumption Effective Date, the Reinsurer shall assume the liability of the Company for Producer Payments for premiums collected and received by the Reinsurer for any periods after the applicable Assumption Effective Date. The Reinsurer shall be entitled to exercise all rights of the Company relating to the Assumed Policies under the terms of the Producer Agreements, including without limitation, any rights to suspend or terminate Producer Payments which relate to the Assumed Policies to any Producer for any reason or cause set forth in the Producer Agreement, and effective as of the applicable Assumption Effective Date, the Company hereby transfers and assigns to the Reinsurer all of its rights under such Producer Agreements, but only to the extent such rights thereunder relate to the Assumed Policies. The Reinsurer shall have the right to appoint any Producer as an agent of the Reinsurer for the purpose of providing services to any of the Policyholders of the Assumed Policies. The Reinsurer further agrees to honor all properly executed assignments of Producer Payments by Producers, and to provide directly to all Producers customary reports of Producer Payments paid and an annual report of earnings at year end. Any liability for Producer Payments not set forth in the Producer Agreements furnished by the Company to the Reinsurer shall remain the obligation of the Company, and the Reinsurer shall be indemnified and held harmless by the Company for any such Producer Payments to Producers in excess of that set forth in the Producer Agreements.

         3.4 Assumption Certificates. As promptly as possible after the receipt of any Required Assumption Approvals, the Reinsurer shall issue to each of the Policyholders of the Assumed Policies an Assumption Certificate, and provide satisfactory evidence thereof to the Company. The Assumption Certificates shall be effective on the applicable Assumption Effective Date, and shall be mailed to each Policyholder's last known address of record furnished to the Reinsurer by the Company.

         3.5 Reserves. The Reinsurer agrees that, on and after the applicable Assumption Effective Date, it will establish and maintain all Statutory Reserves and Liabilities as may be required under the terms of the Assumed Policies and the applicable statutes and regulations of its state of domicile.

         3.6 Premium Taxes. Subject to Sections 4.6 and 4.7 of the Coinsurance Agreement, the Company shall be liable for all premium taxes, State Guaranty Fund assessments and other state regulatory assessments on premiums received in connection with the Coinsured Policies prior to the applicable Assumption Effective Date. On and after the applicable Assumption Effective Date, the Reinsurer shall be and shall remain liable for payment of premium taxes and State Guaranty Fund assessments on premiums received under the Assumed Policies on and after the applicable Assumption Effective Date.

         3.7 Forwarding Checks and Correspondence. On and after the applicable Assumption Effective Date, all notices, claims and correspondence received by the Company pertaining to the Assumed Policies, including applications for reinstatements of lapsed policies, will be forwarded promptly by the Company to the Reinsurer. All checks, drafts or money orders held or received by the Company for premiums due under the Assumed Policies shall be properly endorsed to the Reinsurer and forwarded promptly to the Reinsurer by the Company, or shall be deposited by the Company which shall, on a weekly basis, issue and forward its checks to the Reinsurer for the amount of premiums received and deposited with respect to the Assumed Policies, together with a listing of the items received in a format and with such detail that the Reinsurer can utilize to apply the premiums to the correct accounts.

                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 Reinsured Claims. All claims under the Assumed Policies on and after the applicable Assumption Effective Date shall be the responsibility of the Reinsurer, and the Reinsurer shall indemnify and hold the Company harmless from and against all such claims, including the Company's costs in connection therewith.

         4.2 Extracontractual Damages. The Reinsurer assumes no liability of any kind hereunder for any extra-contractual liabilities the Company may have incurred or may incur by reason of any actions, inactions or misconduct of the Company in connection with such Assumed Policies occurring prior to the Transition Date, as such term is defined in the Coinsurance Agreement.

         4.3 Cooperation. Each party agrees that it will cooperate fully with the other party in the satisfactory settlement of any and all claims, insofar as possible.

         4.4 Indemnification. From and after the applicable Assumption Effective Date, the Reinsurer shall reimburse the Company for, and shall indemnify and hold the Company harmless and defend the Company from and against any and all costs and expenses (including interest, penalties, reasonable attorneys', accountants' and actuaries' fees, and any other costs and expenses incident to any suit, action or proceeding), damages, charges, losses, deficiencies, liabilities, obligations, claims and judgments sustained or incurred by, or asserted against, the Company (a) with respect to the payment of amounts due under or in connection with any of the Assumed Policies, whether incurred on or before the Assumption Effective Date; (b) which arise out of (i) any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement; or (ii) any action or inaction of the Reinsurer under or with respect to any of the Assumed Policies (including, without limitation, any extra-contractual liabilities the Company may have incurred or may incur by reason of any actions, inactions or misconduct of the Reinsurer in connection with such Assumed Policies occurring on or after the Transition Date); or (c) with respect to any enforcement of this indemnity. The rights and obligations of the parties regarding indemnification under this Agreement shall be subject to the limitations described in Section 9.5 of the Master Agreement, which limitations are incorporated herein by reference.

                                   ARTICLE V
                               GENERAL PROVISIONS

         5.1 Notices. Any and all notices and other communications required or permitted under this Agreement shall be in writing and will be deemed to have been duly given at the time when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested; (ii) received by the receiving party if mailed by overnight express mail; (iii) sent by the sending party by means of facsimile or telecopy machine, followed by confirmation mailed by first-class mail or overnight express mail; or (iv) delivered in person or by commercial courier to the receiving party. All such notices and communications shall be sent or delivered to the parties at the addresses set forth in the Master Agreement.

         5.2 Confidentiality. Each of the parties shall maintain the confidentiality of all information related to the Coinsured Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement and shall not disclose such information to any third parties without prior written consent of the other party, except as may be required by regulatory authorities, or pursuant to legal process.

         5.3 Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required of either party by this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, but such error shall be corrected by restoring both parties to the positions they would have occupied had the error not occurred.

         5.4 Reinstatements. If a Coinsured Policy that was reduced, terminated, or lapsed, is reinstated, the reinsurance for such Coinsured Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Coinsured Policy had not been reduced, terminated, or lapsed.

         5.5 Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the business being assumed hereunder. There are no other understandings between the parties other than as expressed in this agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Coinsurance Agreement and the Services Agreement, including the Schedules attached hereto and thereto, contain the sole and entire agreement between the parties with respect to the subject matter hereof.

         5.6 Assignment. This Agreement shall not be assigned by either of the parties hereto without the prior written approval of the other party.

         5.7 Waivers and Amendments. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Company and the Reinsurer, respectively.

         5.8 Law Governing. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado including the arbitration provisions as set forth in the Master Agreement, without regard to its conflicts of law doctrine.

         5.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         5.10 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Company or the Reinsurer will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         5.11 Schedules and Paragraph Headings. Schedules attached hereto are made a part of this Agreement. Paragraph headings are provided for reference purposes only and are not made a part of this Agreement.

         5.12 Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties and their successors and permitted assigns and, to the extent expressly set forth in this Agreement, those Policyholders, insureds and beneficiaries who are insured under Assumed Policies.

         5.13 Tax Provisions. The parties hereby agree to make the election in accordance with Internal Revenue Regulation 1.848-2(g)(8) (the "Regulation") under Section 848 of the Internal Revenue Code of 1986 (the "Code"), as amended, to comply with all of the requirements of such Regulation regarding such election, including, without limitation, the election statement and tax return reporting requirements of Regulation Sections 1.848-2(g)(8)(ii) and 1.848-2(g)(8)(iii), and further agree:

                  A. to exchange information pertaining to the amount of "net consideration" under this Agreement as defined in the Regulation;

                  B. that the Company shall submit its calculation of the "net consideration" for purposes of that Regulation to the Reinsurer not later than May 1st for each and every taxable year for which this Agreement is in effect;

                  C. that the Reinsurer may challenge such calculation within ten (10) business days of its receipt of the Company's calculation;

                  D. that should the Reinsurer challenge the Company's calculation of the "net consideration" and the parties be unable to agree as to the appropriate methodology to determine the "net consideration" for purposes of the Regulation, they shall refer such dispute to an outside tax consultant unrelated to either of the parties, in lieu of the arbitration provisions of this Agreement, and the parties agree to be bound by the decision of that consultant;

                  E. that, pursuant to such election, the party with net positive consideration with respect to this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code; and

                  F. that the first taxable year for which such election shall be effective is taxable year 2004.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on this 9th day of March, 2004.

                                    CITIZENS INSURANCE COMPANY OF AMERICA

                                    By: /s/ Mark Oliver
                                        ---------------------------------
                                        Mark Oliver
                                        President

                                    TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                    By: /s/ Larry J. Doze
                                        ---------------------------------
                                        Larry J. Doze
                                        President

                                  SCHEDULE 1.2

                             ASSUMPTION CERTIFICATE

                                    [TO COME]

                                  SCHEDULE 1.8

                          POLICIES AND RISKS REINSURED

BLOCK DESCRIPTION:

POLICY FORM/
PLAN CODE                                 DESCRIPTION

                                  SCHEDULE 1.16

                             PROFIT-SHARING FORMULA

1) Profit-sharing from the Reinsurer to the Company in the amount of 90% in the 1st year, 80% in the 2nd year, 70% in the 3rd year, 60% in the 4th year, 50% in the 5th year, 40% in the 6th year, 30% in the 7th year, 20% in the 8th year and 10% in the 9th year will be paid by March 31 of every calendar year beginning March 31, 2005.

2) All Policies under this Agreement and any related agreements are to be pooled for purposes of the profit-sharing calculations. The Citizens and Combined policies and any other policies reinsured by this agreement will be pooled together.

3) Each calendar year's calculation will be cumulative throughout such calendar year with profits and losses carried forward and backward within each calendar year.

4) Any losses from each and every calendar year having a loss for such calendar year will be carried forward to the next and succeeding calendar years and no profits will be paid by the Reinsurer to the Company until the cumulative calculation results in a cumulative profit. Any losses from any calendar year will not be carried backward to any prior year's calculations in which profits were paid by the Reinsurer to the Company.

5) Any profits paid by the Reinsurer to the Company for any and every calendar year will not be carried forward in the calculations and will not be subject to be returned in any way by the Company to the Reinsurer.

6) Actual earned premiums, incurred claims, statutory reserve and liability changes, commissions paid, premium taxes paid, guarantee fund assessments and reinsurance transactions other than those reinsurance transactions under this Agreement will be used in the profit-sharing calculations.

7) Net investment income in the amount of four percent (4.00%) per annum using the quarterly statutory reserves and liabilities as the assets will be used in the profit-sharing calculations regardless of the actual amount of net investment income earned. The formula will be (12/31/XX assets) x ((1.04) Caret ((31 + (28 or 29) + 31) / (365 or
         366)) - 1) + (3/31/XX assets) x ((1.04) Caret ((30+31+30) / (365 or
         366)) - 1) + etc. for the 3rd and 4th quarters.

8) General expenses in the amount of nine percent (9.00%) of the collected premiums will be used in the profit-sharing calculations regardless of the actual amount of general expenses incurred.

9)       No DAC-TAX will be charged or used in the profit-sharing calculations.

No Federal Income Tax will be charged or used in the profit-sharing calculations.

                        ADMINISTRATIVE SERVICES AGREEMENT

                                     Between

                      CITIZENS INSURANCE COMPANY OF AMERICA

                                Denver, Colorado

                                       and

                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                  Austin, Texas

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I  DEFINITIONS......................................................................................   1
     1.1  Company Service Period............................................................................   1
     1.2  Interim Services..................................................................................   1
     1.3  Reinsurer Service Period..........................................................................   1
     1.4  Required Services.................................................................................   2
     1.5  Transition Date...................................................................................   2

ARTICLE II  INTERIM SERVICES IN THE COMPANY SERVICE PERIOD..................................................   2
     2.1  Commitment to Provide.............................................................................   2
     2.2  Description of the Interim Services...............................................................   2
     2.3  Compensation......................................................................................   4
     2.4  Premium Payments..................................................................................   4
     2.5  Books and Records.................................................................................   5
     2.6  Expiration of Company Service Period..............................................................   5

ARTICLE III  REQUIRED SERVICES IN THE REINSURER SERVICE PERIOD..............................................   5
     3.1  Commitment to Provide.............................................................................   5
     3.2  Description of the Required Services..............................................................   5
     3.3  No Compensation...................................................................................   7
     3.4  Books and Records.................................................................................   7
     3.5  Notice of Excluded Liability Claims...............................................................   7
     3.6  Notice to Policyholders...........................................................................   8

ARTICLE IV  INDEMNIFICATION.................................................................................   8
     4.1  Reinsurer Indemnification.........................................................................   8
     4.2  Company Indemnification...........................................................................   8
     4.3  Indemnification and Arbitration Procedures........................................................   9

ARTICLE V  MISCELLANEOUS....................................................................................   9
     5.1  Privacy Rights....................................................................................   9
     5.2  Certain Notices...................................................................................   9
     5.3  Notice Generally..................................................................................   9
     5.4  Assignment........................................................................................   9
     5.5  Governing Law.....................................................................................  10
     5.6  Independent Contractors...........................................................................  10
     5.7  Entire Agreement..................................................................................  10
     5.8  Waiver...........................................................................................   10
     5.9  Amendment.........................................................................................  10
     5.10  Counterparts.....................................................................................  10
     5.11  Headings.........................................................................................  10
     5.12  No Third Party Beneficiaries.....................................................................  10
     5.13  Confidentiality..................................................................................  10
     5.14  Severability.....................................................................................  10

                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") is made as of the date set forth below by and between CITIZENS INSURANCE COMPANY OF AMERICAN (the "Company"), a Colorado stock life insurance company, and TEXAS INTERNATIONAL LIFE INSURANCE COMPANY (the "Reinsurer"), a Texas stock life insurance company.

                                    RECITALS

         WHEREAS, the Reinsurer and the Company have entered into an Agreement for Reinsurance ("Master Agreement"), a Coinsurance Reinsurance Agreement ("Coinsurance Agreement"), and an Assumption Reinsurance Agreement ("Assumption Agreement"), all of even date herewith, pursuant to which the Reinsurer will coinsure, on a 100% quota share basis, and ultimately will assume, the Coinsured Policies, all as defined and provided in the Master Agreement, the Coinsurance Agreement and the Assumption Agreement (the Coinsurance Agreement and the Assumption Agreement being collectively referenced herein as the "Reinsurance Agreements"); and

         WHEREAS, this is the Administrative Services Agreement referenced in the Master Agreement and in the Reinsurance Agreements pursuant to which (i) the Company will provide the Reinsurer with Interim Services in respect of the Coinsured Policies during the Company Service Period (as defined below), and
(ii) the Reinsurer will provide the Company with Required Services in respect of the Coinsured Policies during the Reinsurer Service Period (as defined below) (the "Interim Services" as defined herein and the "Required Services" as defined herein being the "Support Services" as defined in the Master Agreement).

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used and not otherwise defined herein shall have the meaning given in the Master Agreement and the Reinsurance Agreements. The other capitalized terms used herein shall have the meaning given below.

         1.1 Company Service Period. means the period commencing on the Coinsurance Effective Date and ending on the Transition Date.

         1.2 Interim Services. means the services the Company is to provide in respect of the Reinsured Policies during the Company Service Period, as more fully described at Article II of this Agreement.

         1.3 Reinsurer Service Period. means the period commencing on the Transition Date and continuing for so long as any of the Coinsured Policies remain in force.

         1.4 Required Services. means the services the Reinsurer is to provide in respect of the Coinsured Policies during the Reinsurer Service Period, as more fully described at Article III of this Agreement.

         1.5 Transition Date. shall have the meaning given in Section 2.6 hereof.

                                   ARTICLE II
                 INTERIM SERVICES IN THE COMPANY SERVICE PERIOD

         2.1 Commitment to Provide. During the Company Service Period, the Company will provide the Reinsurer with the Interim Services described in this
Article II.

         2.2 Description of the Interim Services. The Interim Services shall consist of the following:

                  2.2.1 Billing and collection of premiums due under the Coinsured Policies and return of unearned premiums.

                  2.2.2 Preparation of such reports for the Reinsurer as may reasonably be required to calculate premium taxes due under the Coinsured Policies.

                  2.2.3 Maintenance of applications, policyholder, premium and other necessary records, including all computer records, so as to enable the Reinsurer to determine, at any time, the true and accurate status of the insurance in force under the Coinsured Policies.

                  2.2.4 The making available of all records relating to the Coinsured Policies for audit by the Reinsurer upon reasonable notice and during regular business hours. Such records shall include, but not be limited to, policyholder records, in-force listings, premium records, claim forms, itemized billings and eligibility documentation.

                  2.2.5 The giving of required notices to Policyholders of any cancellation, non-renewal or lapse in coverage under the Coinsured Policies and any required privacy notices to Policyholders pursuant to the Gramm-Leach-Bliley Act and any state law or regulation implementing same.

                  2.2.6 With respect to that portion of the Company Service Period occurring after the Closing Date, the giving of immediate notice to the Reinsurer of any consumer complaint which threatens legal action and the forwarding to the Reinsurer of all written consumer complaints within twenty-four (24) hours of receipt by Company, if possible, but in no instance longer than four (4) business days after receipt thereof, as well as all pertinent files and correspondence relating thereto.

                  2.2.7 The provision of those standard supplies needed for the administration of the Coinsured Policies.

                  2.2.8 Processing of policy loan requests and policy loan repayments received from Policyholders, if any.

                  2.2.9 Processing of policy changes requested by policyholders including, but not limited to name changes, address changes, beneficiary changes, reinstatements, assignments and the like.

                  2.2.10 Processing of reports of transactions under the Coinsured Policies from time to time as reasonably requested by the Reinsurer.

                  2.2.11 Calculation of reserves on the Coinsured Policies on not less than a calendar quarter basis, and otherwise as may reasonably be required by the Reinsurer from time to time in order to comply with the Reinsurer's financial reporting requirements and obligations. Reinsurer will assist Company as needed.

                  2.2.12 Reporting of such information with respect to the Coinsured Policies as the Reinsurer may reasonably require from time to time for statutory filing and reporting purposes.

                  2.2.13 Communication with the Policyholders of the Coinsured Policies.

                  2.2.14 The administration and processing of claims under the Coinsured Policies, including the following:

                           2.2.14.1 Claims arising under and covered by the
                  terms of the Coinsured Policies shall be paid promptly and accurately in accordance with the terms of this Section
                  2.2.14. The Company's obligation to pay claims under this
                  Section 2.2.14.1 shall be subject to the Reinsurer's deposit from time to time as requested by the Company, by wire transfer to an account designated by the Company, of immediately available funds in an amount equal to any claims then due and owing. The Company also shall have the right to fund the payment of claims allowed under this Section 2.2.14.1 out of the amounts received and held for the account of the Reinsurer pursuant to Section 2.4 hereof.

                           2.2.14.2 In the event of non-payment of a claim on
                  account of incomplete or insufficient data, receipt of the claim shall be confirmed with, and the reason for nonpayment shall be communicated to, the claimant within thirty (30) business days from date of receipt of the claim form or the period prescribed by applicable law, whichever is less. Claims decisions and payments will be made in compliance with all applicable insurance regulatory requirements.

                           2.2.14.3 The Company hereby agrees to continue its
                  current practices and procedures with regard to payment of claims and as soon as reasonably possible notify the Reinsurer regarding the disposition of any payments of claims that would be subject to the Company's upper management approval under a Coinsured Policy. All payments of claims either to be paid or denied in excess of $50,000 shall be subject to the Reinsurer's approval and the Company agrees to notify Reinsurer as soon as reasonably possible. If suit is brought with respect to a claim, the Reinsurer shall be notified as soon as reasonably possible. The Company and the Reinsurer shall consult regarding the disposition of the claim and in the event of disagreement, the Reinsurer shall have final authority over the disposition of the claim; provided, however, that the Reinsurer shall indemnify and defend the Company (pursuant to Section 4.1 of this Agreement) for any loss resulting from disposition of the claim in accordance with the Reinsurer's instructions.

                           2.2.14.4 Conform to the reasonable requirements set
                  by the Reinsurer for monthly submission of claims reports.

                           2.2.14.5 Perform such other claim services as the
                  Reinsurer may reasonably require in connection with the maintenance of the Coinsured Policies.

                  2.2.15 Payment of Producer Payments due Producers under Producer Agreements that are in force with respect to the Coinsured Policies as of the Coinsurance Effective Date, for the account of the Reinsurer out of premium collected under the Coinsured Policies, in accordance with Section 2.4 of this Agreement, and as provided at
         Section 4.3 of the Coinsurance Agreement.

                  2.2.16 Such other administrative services as the Reinsurer may reasonably require from time to time in connection with the maintenance, support and administration of the Coinsured Policies.

                  2.2.17 Underwriting of new applications and reinstatement applications using the standards, policies, procedures and underwriting guidelines as of February 1, 2004. The Underwriting Guideline For Health Insurance form number UGI-0702, attached as Schedule 2.2.17, will be utilized except for plans that have been regularly guaranteed issued.

                  2.2.18 Appointment and licensing of new and existing producers as required in connection with the maintenance, support and administration of the existing and new applications of the Coinsured Policies.

         2.3 Compensation. In consideration of the Company's performance of the Interim Services, the Reinsurer shall pay the Company a service fee in accordance with the fee schedule set forth in Schedule 2.3 attached hereto ("Service Fee") with respect to the Coinsured Policies in force at the beginning of the month for each month in the Company Service Period during which Interim Services under this Article II are provided. If the Company Service Period ends on other than a month-end date, the Service Fee payable by the Reinsurer hereunder shall be prorated for the number of days in the last monthly period during which Interim Services were provided. The Company shall render a monthly statement, in arrears, to the Reinsurer covering the Interim Services rendered in the period. Payment shall be due within ten (10) business days of the Reinsurer's receipt of the Company's statement. Late payments shall bear interest at an annual interest rate of four percent (4 %) per annum.

         2.4 Amounts Collected Under the Coinsured Policies. The Company will hold all amounts collected under the Coinsured Policies for the account of the Reinsurer in a fiduciary capacity. During the Company Service Period, the Company shall regularly remit to the Reinsurer, on no less than a monthly basis, the Net Proceeds of transactions under the Coinsured Policies. For purposes of this Section 2.4, "Net Proceeds" means (a) premiums collected, adjusted for reinsurance paid, less (b) benefits paid, net of reinsurance settlements, less
(c) Producer Payments paid, less (d) a provision for premium taxes equal to 2.5% of premiums collected, calculated pursuant to Section 4.6 of the Coinsurance Agreement, plus or minus (e) such other adjustments as may be specified in this Agreement or otherwise be agreed to by the parties; provided, that the Company shall have the right to deduct from the remittance of Net Proceeds any Service Fee amount then due and owing to the Company for Interim Services rendered under this Article II.

         2.5 Books and Records. During the Company Service Period, the Company will maintain true and accurate Books and Records with respect to the Coinsured Policies and the Interim Services provided under this Article II, including such Books and Records as may be required by law. The Company's Books and Records in respect of the Coinsured Policies and the Interim Services provided under this Article II shall be available for inspection and copying by the Reinsurer upon reasonable notice to the Company. The Company shall transfer, at its own risk and expense all policy files, Books and Records in its possession or under its control to the Reinsurer on the Transition Date.

         2.6 Expiration of Company Service Period. The Company Service Period will end on the Transition Date, which shall be the earlier of: (a) one hundred twenty (120) days after the Closing Date; or (b) the date upon which the Reinsurer shall specify in a notice to the Company that it is prepared to provide the Required Services under Article III of this Agreement.

                                  ARTICLE III
                REQUIRED SERVICES IN THE REINSURER SERVICE PERIOD

         3.1 Commitment to Provide. The Reinsurer will provide the Company with the Required Services described in this Article III during the Reinsurer Service Period.

         3.2 Description of the Required Services. The Required Services shall consist of the following:

                  3.2.1 Billing and collection of premiums due under the Coinsured Policies and return of unearned premiums.

                  3.2.2 Preparation of such reports for the Company as may reasonably be required to calculate premium taxes due in respect of the Coinsured Policies.

                  3.2.3 Maintenance of applications, policyholder, premium and other necessary records, including all computer records, so as to enable the Company to determine, at any time, the true and accurate status of the insurance in force under the Coinsured Policies.

                  3.2.4 The making available of all records relating to the Coinsured Policies for audit by the Company upon reasonable notice and during regular business hours. Such records shall include, but not be limited to, policyholder records, in-force listings, premium records, claim forms, itemized billings and eligibility documentation.

                  3.2.5 The giving of required notices to Policyholders of any cancellation, non-renewal or lapse in coverage under the Coinsured Policies and any required privacy notices to Policyholders pursuant to the Gramm-Leach-Bliley Act and any state law or regulation implementing same.

                  3.2.6 The giving of immediate notice to the Company of any consumer complaint which threatens legal action and the forwarding to the Company of all written consumer complaints within twenty four (24) hours, if possible, but in no instance longer than four (4) business days after receipt thereof, as well as all pertinent files and correspondence relating thereto.

                  3.2.7 The provision of those standard supplies needed for the administration of the Coinsured Policies; provided, however, that the Company will supply such Company forms, letterhead, stationery and other similar materials as are reasonably necessary for the Reinsurer's administration and servicing of the Coinsured Policies, and such use shall be limited in accordance with such instructions and restrictions as the Company may provide.

                  3.2.8 Processing of policy loan requests and policy loan repayments received from Policyholders, if any.

                  3.2.9 Processing of policy changes requested by Policyholders including, but not limited to name changes, address changes, beneficiary changes, reinstatements, assignments and the like and the preparation and delivery of policy forms, certificates and endorsements relating to the Coinsured Policies.

                  3.2.10 Processing of reports of transactions under the Coinsured Policies from time to time as reasonably requested by the Company.

                  3.2.11 Calculation of reserves on the Coinsured Policies on not less than a calendar quarter basis, and otherwise as may reasonably be required by the Company from time to time in order to comply with the Company's financial reporting requirements and obligations.

                  3.2.12 Reporting of such information with respect to the Coinsured Policies as the Company may reasonably require from time to time for statutory filing and reporting purposes.

                  3.2.13 Communication with the Policyholders of the Coinsured Policies.

                  3.2.14 The administration and processing of claims under the Coinsured Policies, including the following:

                           3.2.14.1 Claims arising under and covered by the
                  terms of the Coinsured Policies shall be paid promptly and accurately in accordance with the terms of this Section 3.2.14.

                           3.2.14.2 In the event of non-payment of a claim on
                  account of incomplete or insufficient data, receipt of the claim shall be confirmed with, and the reason for nonpayment shall be communicated to, the claimant within thirty (30) working days from date of receipt of the claim form or the period prescribed by applicable law, whichever is less. Claims decisions and payments will be made in compliance with all applicable insurance regulatory requirements.

                           3.2.14.3 If suit is brought or threatened with
                  respect to any claim denied by the Reinsurer, the Company shall be promptly notified. The Reinsurer and the Company shall consult regarding the disposition of the claim. In the event of disagreement, the Reinsurer shall have final authority over the disposition of the claim; provided, however, that the Reinsurer shall indemnify and defend the Company (pursuant to Section 4.1 of this Agreement) for any loss resulting from disposition of the claim in accordance with the Reinsurer's final determination.

                           3.2.14.4 Conform to the reasonable requirements set
                  by the Company for monthly submission of claims reports.

                           3.2.14.5 Perform such other claim services as the
                  Company may reasonably require in connection with the maintenance of the Coinsured Policies.

                  3.2.15 Payment of Producer Payments due Producers under Producer Agreements that are in force with respect to the Coinsured Policies as of the Coinsurance Effective Date, for the account of the Company out of premium collected under the Coinsured Policies as provided at Section 4.3 of the Coinsurance Agreement.

                  3.2.16 Such other administrative services as the Company may reasonably require from time to time in connection with the maintenance, support and administration of the Coinsured Policies, including, without limitation, any matters relating to risk management and policy administration required under applicable laws or regulations, premium rate or credited interest rate changes, and the development and implementation of such policy administration practices, methods, procedures and standards as may be lawful and necessary in the discretion of the Reinsurer as administrator of the Coinsured Policies.

                  3.2.17 Underwriting of new applications and reinstatement applications using the standards, policies, procedures and underwriting guidelines as of February 1, 2004. The Underwriting Guideline For Health Insurance form number UGI-0702, attached as Schedule 2.2.17, will be utilized except for plans that have been regularly guaranteed issued.

         3.3 No Compensation. No compensation shall be payable to the Reinsurer for the Required Services.

         3.4 Books and Records. During the Reinsurer Service Period, the Reinsurer will maintain true and accurate Books and Records with respect to the Coinsured Policies and the Required Services provided under this Article III, including such Books and Records as may be required by law. The Reinsurer's Books and Records in respect of the Coinsured Policies and the Required Services provided under this Article III shall be available for inspection and copying by the Company as provided pursuant to Section 5.6 of the Agreement for Reinsurance.

         3.5 Notice of Excluded Liability Claims. In the event that a claim or liability constituting an Excluded Liability becomes known to the Reinsurer during the Reinsurer Service Period, the Reinsurer shall immediately notify the Company, shall provide the Company with all supporting documentation and records pertaining to the claim or liability, and shall provide the Company with reasonable assistance in recovering any reinsurance payable by a person other than the Reinsurer with respect thereto; provided that the Company shall reimburse the Reinsurer for any extraordinary costs incurred in providing such assistance. The terms of this Section 3.5 shall survive termination of this Agreement.

         3.6 Notice to Policyholders. Within thirty (30) days after the Transition Date, the Reinsurer shall send to each Policyholder of the Coinsured Policies a service notice which shall indicate that the Reinsurer has assumed all of the obligations of the Company for servicing the Coinsured Policies, and which shall contain all of the conditions necessary to provide adequate notice to the Policyholders that the Coinsured Policies will be administered by the Reinsurer in accordance with the terms thereof, subject to any and all offsets, counterclaims, cross-actions and defenses that are now or may hereafter become available to the Company or the Reinsurer against such Policyholders. The form of the service notices shall be provided to the Company for its review and approval prior to distribution to Policyholders and shall comply with all applicable laws. The service notices shall be mailed to each Policyholder's last known address of record furnished by the Company to the Reinsurer.

                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 Reinsurer Indemnification. From and after the Coinsurance Effective Date, the Reinsurer shall reimburse the Company for, and shall indemnify and hold the Company harmless and defend the Company from and against all costs and expenses (including interest, penalties, reasonable attorneys' fees, and any other costs and expenses incident to any suit, action or proceeding), damages, charges, losses, deficiencies, liabilities, obligations, claims and judgments, sustained or incurred by, or asserted against the Company which arise out of (i) any breach of any term, condition, or obligation to be performed by the Reinsurer under this Agreement, (ii) any act, error, or omission of the Reinsurer, any officer, director, or employee of the Reinsurer or any other individual or entity (other than the Company or any of its officers, directors, employees, agents, or representatives unless such act, error or omission of the Company is made at the direction or pursuant to the instructions of the Reinsurer) acting for, through, or on behalf of the Reinsurer in connection with this Agreement, or (iii) any enforcement of this indemnity.

         4.2 Company Indemnification. From and after the Coinsurance Effective Date, the Company shall reimburse the Reinsurer for, and shall indemnify and hold the Reinsurer harmless and defend the Reinsurer from and against all costs and expenses (including interest, penalties, reasonable attorneys' fees, and any other costs and expenses incident to any suit, action or proceeding), damages, charges, losses, deficiencies, liabilities, obligations, claims and judgments, sustained or incurred by, or asserted against the Reinsurer which arise out of (i) any breach of any term, condition, or obligation to be performed by the Company under this Agreement, (ii) any act, error, or omission of the Company, any officer, director, or employee of the Company or any other individual or entity (other than the Reinsurer or any of its officers, directors, employees, agents, or representatives unless such act, error or omission of the Reinsurer is made at the direction or pursuant to the instructions of the Company) acting for, through, or on behalf of the Company in connection with this Agreement, or (iii) any enforcement of this indemnity.

         4.3 Indemnification and Arbitration Procedures. The indemnity claim and arbitration procedures under Articles VIII and IX of the Master Agreement shall apply to indemnity claims and disputes arising under this Agreement, and are incorporated herein by reference. The rights and obligations of the parties respecting indemnification under this Agreement shall be subject to the limitations described in Section 9.5 of the Master Agreement, which limitations are incorporated herein by reference.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Privacy Rights. Pursuant to the provisions of the Gramm-Leach Bliley Act, the NAIC Insurance Information and Privacy Protection Model Act and the NAIC Privacy of Consumer Financial and Health Information Model Regulation and/or similar laws and regulations as enacted in various states, the parties recognize that, in the performance of their respective obligations under this Agreement, they each may obtain from the other nonpublic personal or privileged information about individuals collected or received in connection with insurance transactions under the Coinsured Policies. Each of the parties agrees not to disclose such information to third-parties without the individual's written authorization unless such disclosure is otherwise permitted by law.

         5.2 Certain Notices. The Company will notify the Reinsurer during that portion of the Company Service Period occurring after the Closing Date, and the Reinsurer will notify the Company during the Reinsurer Service Period, of all communications and notices (excluding routine claim notices) received in connection with claims arising under the Coinsured Policies, including, but not limited to:

         (i) Legal notices, summonses, complaints, subpoenas, and other legal process.

         (ii) Inquiries, complaints, and notices from insurance regulatory authorities and other governmental authorities.

         (iii) Correspondence disagreeing with, or critical of, either the Reinsurer or the Company in connection with the administration of the Coinsured Policies or claims thereunder pursuant to this Agreement.

         5.3 Notice Generally. Any and all notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed duly given at the time when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested; (ii) received by the receiving party if mailed by overnight express mail; (iii) sent by the sending party by means of facsimile or telecopy machine, followed by confirmation mailed by first-class mail or overnight express mail; or (iv) delivered to the receiving party in person or by commercial courier. All such notices and communications shall be sent or delivered to the parties at the address set forth in the Master Agreement.

         5.4 Assignment. This Agreement shall not be assigned by any party hereto without the prior written approval of the other party. Subject to the foregoing, the rights and obligations of the parties under this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective transferees, successors and assigns.

         5.5 Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Colorado, without regard to its conflict of laws doctrine.

         5.6 Independent Contractors. Each party hereto shall be deemed an independent contractor of the other for all purposes hereunder. This Agreement shall not be construed to create the relationship of employer or employee between either party hereto, and shall not create any right or legal relation between either party hereto and any other person or entity.

         5.7 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Coinsurance Agreement and the Assumption Agreement, including the Schedules attached hereto and thereto, contain the sole and entire agreement between the parties with respect to the subject matter hereof.

         5.8 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof by a writing executed by the President or a Vice President of such party. A waiver on any one occasion shall not be deemed to be a waiver of the same term or condition or any other term or condition on any future occasion.

         5.9 Amendment. This Agreement may be modified or amended only by a writing duly executed by the parties hereto.

         5.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         5.11 Headings. The headings in this Agreement are for convenience only and shall not constitute a part hereof.

         5.12 No Third Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and their permitted successors and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

         5.13 Confidentiality. Each of the parties shall maintain the confidentiality of all information related to the Coinsured Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement and shall not disclose such information to any third parties without prior written consent of the other party, except as may be required by regulatory authorities, or pursuant to legal process.

         5.14 Severability. If any portion of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable, the unenforceable term or provision shall be stricken or interpreted in such manner as may be necessary to permit it to be enforceable, and the remaining portions of this Agreement shall be enforced in accordance with their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers this 9th day of March, 2004.

CITIZENS INSURANCE COMPANY                    TEXAS INTERNATIONAL LIFE INSURANCE
OF AMERICA                                    COMPANY

By: /s/ Mark Oliver                           By: /s/ Larry J. Doze
    --------------------------                    ------------------------------
        Mark Oliver                                   Larry J. Doze
        President                                     President

                                  SCHEDULE 2.3

                             COMPENSATION AND FEES*

         Compensation for the administration of Coinsured Policies shall be nine percent (9%) per annum of Collected Premium.

MISCELLANEOUS:

* The fees listed herein shall only apply to, and be payable on, the Coinsured Policies.

                           REINSURANCE TRUST AGREEMENT

                                  by and among

                   TEXAS INTERNATIONAL LIFE INSURANCE COMPANY

                                of Austin, Texas

                                       and

                      CITIZENS INSURANCE COMPANY OF AMERICA

                               of Denver, Colorado

                                       and

                             WELLS FARGO BANK, N.A.

                                of Austin, Texas

                           REINSURANCE TRUST AGREEMENT

         THIS REINSURANCE TRUST AGREEMENT, dated as of the date set forth below (the "Agreement"), by and among TEXAS INTERNATIONAL LIFE INSURANCE COMPANY, a corporation organized and existing under the laws of the State of Texas (the "Grantor"), CITIZENS INSURANCE COMPANY OF AMERICA , a corporation organized and existing under the laws of the State of Colorado (the "Beneficiary"), and WELLS FARGO BANK, N.A., a national banking association operating in the State of Texas (the "Trustee"), which is a member of the Federal Reserve System.

                              W I T N E S S E T H:

         WHEREAS Grantor and Beneficiary have entered into a Coinsurance Reinsurance Agreement dated of even date herewith (the "Reinsurance Agreement"), under which Grantor has agreed to reinsure certain liabilities of Beneficiary for certain risks on certain Coinsured Policies (as defined in the Reinsurance Agreement) issued by Beneficiary; and

         WHEREAS, Grantor desires to establish a trust account qualified under
Article 3.10, Section (d) Texas Insurance Code, to secure the performance by Grantor of its obligations to Beneficiary in connection with the Coinsured Policies coinsured under the Reinsurance Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Grantor, Beneficiary and Trustee agree as follows:

                                   ARTICLE I
                    PROVISIONS RELATING TO THE TRUST ACCOUNT

         Section 1.1 Establishment of Trust Account.

         (a) Grantor hereby establishes the Trust Account with Trustee for the sole use and benefit of Beneficiary upon the terms and conditions hereinafter set forth. For all purposes of this Agreement, the term "Trust Account" means the funds and securities held by Trustee hereunder constituting the principal of the trust as defined under the laws of the State of Texas (the "Trust Assets") and does not include the income received by Trustee.

         (b) Trustee hereby accepts appointment as trustee and agrees to establish and maintain the Trust Account as provided hereunder.

         (c) Trustee is authorized to receive such funds and securities as Grantor from time to time may transfer to Trustee, and to hold, invest, reinvest, manage and dispose of the same at its office in the United States, for the purposes and according to the provisions herein. Trustee is authorized and instructed to utilize the book-entry system for securities maintained at The Federal Reserve Bank of New York (the "Book-Entry System"), depositories such as the Depository Trust Company and Participants Trust Company ("Depositories") and the receipt and delivery of physical certificates or any combination thereof in connection with its performance hereunder. Securities held at the Book-Entry System or a Depository will be represented in accounts at the Book-Entry System and the appropriate Depository in the names of Grantor and Trustee or its nominee which include only assets held by Trustee for customers, including, but not limited to, accounts in which Trustee acts in a fiduciary or agency capacity. The Trust Account shall at all times be maintained separate and distinct from all other accounts of the Trustee.

         Section 1.2 Trust Account Assets. Funds and securities deposited in the Trust Account by Grantor and investments and reinvestments thereof shall consist only of cash in United States currency, certificates of deposit issued by a United States bank and payable in United States currency and other investments of the types permitted under the provisions of Articles 3.10 Section (d) and
3.33 of the Texas Insurance Code; provided, however, that such investments are issued by an institution that is not the parent, subsidiary or affiliate of Beneficiary or Grantor. Grantor's deposit to the Trust Account or investment instruction to Trustee shall constitute a certificate by Grantor to Trustee that the funds and securities so deposited, or to be purchased pursuant to such investment instruction, are of the types permitted as stated in this paragraph. Beneficiary's consent with respect to any funds and/or securities so deposited or purchased pursuant to both Grantor's direction and Beneficiary's instructions or consent shall constitute Beneficiary's certification to the same effect.

         Section 1.3 Withdrawals. Beneficiary represents and covenants that it shall make withdrawals of Trust Assets to satisfy amounts due without diminution because of the insolvency of Beneficiary or Grantor, for the following purposes only:

         (a) to pay or reimburse Beneficiary for Grantor's share under the Reinsurance Agreement of any losses and allocated loss expenses paid by Beneficiary but not recovered from Grantor or for unearned premiums due Beneficiary, if not otherwise paid by Grantor; or

         (b) to make payment to Grantor of any amounts held in the Trust Account that exceed 102 percent of the actual amount required to fund Grantor's obligations under the Reinsurance Agreement; or

         (c) where Beneficiary has received notification of termination of the Trust Account and where any of Grantor's obligations under the Reinsurance Agreements remain unliquidated and undischarged ten (10) days prior to such termination date, to withdraw amounts equal to such obligations and deposit such amounts in a separate account in the name of Beneficiary in any United States bank or trust company, apart from its general assets in trust for such uses and purposes specified in (a) and (b) above as may remain executory after such withdrawal and for any period after such termination date.

         Section 1.4 Withdrawal Instructions. Subject to the provisions of
Section 1.3, Beneficiary shall have the right to withdraw Trust Assets from the Trust Account without notice to Grantor at any time and from time to time, subject only to written notice from Beneficiary to Trustee. No statement or document need be presented by Beneficiary to Trustee in order to withdraw Trust Assets from the Trust Account. Beneficiary may, however, be required by Trustee to acknowledge receipt of such assets. Upon receipt of the aforementioned Beneficiary's notice, Trustee shall immediately take any and all necessary steps to transfer absolutely and unequivocally to Beneficiary all right, title and interest in the Trust Assets being withdrawn and, when appropriate, to deliver the physical custody thereof to Beneficiary. Trustee shall be protected in relying upon any such notice from Beneficiary for such withdrawal and shall not be obligated to investigate or ascertain that Beneficiary intends to, or uses the Trust Assets withdrawn for the purposes set forth herein. Trustee shall not be liable to Grantor or Beneficiary or any third party, for any transfer of assets made pursuant to Beneficiary's written notice.

         Section 1.5 Substitution of Trust Account Trust Assets. Grantor shall be entitled to withdraw Trust Assets from the Trust Account and deposit in the Trust Account a like amount of assets of the type permitted under Section 1.2, upon five (5) days written notice prior to the substitution date to Beneficiary and Trustee. Beneficiary may object to such substitution if the assets to be substituted do not qualify as permitted investments under Section 1.2. If Grantor is so permitted such substitution, the then current fair market value of the assets so substituted shall not be less than the current fair market value of the Trust Assets withdrawn. Beneficiary's failure to object to Grantor's notice of substitution prior to the substitution date shall constitute Beneficiary's consent to such substitution and its certification to Trustee, which Trustee shall be entitled to rely upon, that any Trust Assets so substituted are a permitted investment as provided in Section 1.2 hereof, and that the current market value of the assets so substituted is no less than the market value of the Trust Assets so withdrawn. Trustee shall have no obligation at any time to determine the current fair market value of the Trust Assets.

         Section 1.6 Negotiation of Trust Assets. Grantor shall, prior to depositing assets with Trustee, and as required thereafter, execute assignments, endorsements or appropriate stock or bond powers with respect to all Trust Assets in the Trust Account so that Beneficiary or Trustee upon direction by Beneficiary may whenever necessary negotiate such Trust Assets without consent or signature from Grantor or any other person or entity. Trustee shall determine that the requirements of this Section 1.6 as to form for Trust Assets deposited in the Trust Account have been complied with by Grantor.

         Section 1.7 Investment of Trust Assets. Grantor shall be responsible for directing Trustee to invest and reinvest the Trust Assets and the income thereof and, unless and until directed by Grantor, Trustee shall not be required to take any action with respect to the investment or reinvestment of Trust Assets in the Trust Account or the income thereof. Trustee shall invest and reinvest the Trust Assets in such investments as Grantor shall direct which are permitted under Section 1.2 hereof and consistent with the requirements hereof. Trustee shall have no liability to Grantor or Beneficiary with respect to investments made in compliance with such directives, except for Trustee's negligence, willful misconduct or bad faith in complying with such instructions.

         Section 1.8 Income. Income, including interest and dividends, arising from investment of the Trust Assets shall be the property of Grantor and to the extent that Trustee shall collect and receive such income from the Trust Account, it shall pay over the amount of such income, from time to time as agreed with Grantor, after deduction of Trustee's compensation and expenses as provided herein. Trustee shall have no obligation with respect to the collection of such income.

         Section 1.9 Statements of Assets. Trustee shall provide to Grantor and Beneficiary statements of Trust Assets in the Trust Account, and statements of account (such statements to be in form and content like those that Trustee customarily maintains for custody accounts similar to the Trust Account) showing all transactions in the Trust Account upon its inception and thereafter within fifteen (15) days of the end of each calendar month. Trustee shall also furnish to Grantor and Beneficiary notice of any deposits to or withdrawals from the Trust Account at the end of each month following the occurrence of such event.

                                   ARTICLE II
                         PROVISIONS RELATING TO TRUSTEE

         Section 2.1 Responsibilities. Trustee shall be liable for the safekeeping and administration of the Trust Account in accordance with the provisions of this Trust Agreement, provided that the duties and responsibilities of Trustee hereunder shall be determined solely by the express provisions of this Trust Agreement and no other or further duties or responsibilities shall be implied. Trustee shall not be liable or responsible for any loss to the Trust Account unless the same be caused by its own negligence, willful misconduct, or lack of good faith. Trustee shall have no obligation hereunder for costs, expenses, damages, liabilities or claims, including attorneys' fees, which are sustained or incurred by reason of any action or inaction by the Book-Entry System or any Depository, or their respective successors or nominees. in no event shall Trustee be liable to Grantor, Beneficiary or any third party for special, indirect or consequential damages.

         Section 2.2 Indemnification of Trustee. Grantor and Beneficiary agree to indemnify Trustee and to hold it harmless against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which Trustee may sustain or incur or which may be asserted against the Trustee by reason of or as a result of any action taken or omitted by Trustee in connection with operating under this Agreement or incurred by the Trustee in a successful defense of claims by Grantor and/or Beneficiary, except those costs, expenses, damages, liabilities or claims arising out of Trustee's negligence, willful misconduct, or lack of good faith. This indemnity shall be a continuing obligation of Grantor and Beneficiary notwithstanding the termination of this Agreement.

         Section 2.3 Identification of Authorized Persons. Grantor and Beneficiary agree to deliver to Trustee a certificate listing the persons authorized by Grantor and Beneficiary, respectively, to provide instructions to Trustee hereunder ("Authorized Persons"). Such certificate shall also contain the facsimile signature of such Authorized Persons. Any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by Grantor or Beneficiary shall be sufficiently executed if it purports to be executed in the name of the respective party by an Authorized Person.

         Section 2.4 Reliance by Trustee. Trustee shall be protected in acting upon any statement, notice, instruction, facsimile, certificate, report, letter, or other document believed by Trustee to be genuine and which purports to have been signed, sent or presented by an Authorized Person. Trustee's understanding of any oral or telephone instructions shall be controlling notwithstanding any discrepancy between such understanding and any confirming letter sent by Beneficiary or Grantor. Grantor and Beneficiary shall notify Trustees in writing forthwith of any change of address from that listed on the signature page hereof.

         Section 2.5 Trustee's Counsel. Trustee may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken, omitted or suffered by it hereunder in good faith in accordance with the opinion of such counsel and in the absence of negligence or willful misconduct.

         Section 2.6 Administration of Trust Assets.

         (a) When Trustee is directed to deliver Trust Assets of the Trust Account against payment, delivery will be made in accordance with generally accepted market practice.

         (b) Trustee is authorized and empowered in its sole administrative discretion, with respect to the Trust Account:

                  (1) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers granted herein;

                  (2) to collect all interest, dividends and other income payable with respect to Trust Assets in the Trust Account, and to surrender securities at maturity or when advised of earlier call for redemption, provided that Trustee shall not be liable for failure to surrender any security in the Trust Account for redemption prior to maturity or take other action if notice of such redemption or other action was not provided to Trustee by the issuer, Grantor, Beneficiary or one of the nationally recognized bond or corporate action services to which Trustee subscribes;

                  (3) to exchange securities in temporary form for securities in definitive form, and to effect an exchange of shares where the par value is changed; and

                  (4) to endorse for collection checks, drafts or other negotiable instruments.

         (c) When fractional shares of stock of a declaring corporation are received as a stock distribution, Trustee is authorized to sell the fraction unless otherwise instructed by Grantor. Trustee is authorized to exchange securities in bearer form for securities in registered form unless Grantors specifically instruct in writing to the contrary. If the issuer of any security held in the Trust Account so requests, Trustee may, until Trustee receives contrary instructions, release the identity of Grantor to such issuer for the specific purpose of direct communication between such issuer and Grantor.

         (d) With respect to all securities, however registered, it is understood that the voting and other rights and powers shall be exercised by Grantor. Trustee's only duty shall be to mail to Grantor any documents received, including proxy statements and offering circulars, with any proxies for securities registered in a nominee name executed by such nominee. Where warrants, options, tenders, or other securities or rights have fixed expiration dates, Grantor understands that in order for Trustee to act, it must receive Grantor's instructions at its offices in Austin, Texas, addressed as Trustee may from time to time request, by no later than noon (Central time) at least one business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as Trustee may specify to Grantor). Absent Trustee's timely receipt of such instructions, Trustee shall not be liable if such instruments expire. Corporate reports need not be forwarded to Grantor.

         (e) On the instructions and for the account and risk of Grantor, and subject to the provisions hereof, Trustee will use its best efforts in placing or negotiating orders to buy or sell Trust Assets for Grantor and the Trust Account. Trustee or any of its subsidiaries or affiliates, acting as principal, may sell such property to, or buy such property from, Grantor and the Trust Account, and may act as agent for, provide banking and other services to, and generally engage in any kind of business with, issuers of securities and money market instruments purchased for Grantor and the Trust Account to the same extent as if Trustee were not custodian hereunder.

         Section 2.7 Records. Trustee shall keep full and complete records of the administration of the Trust Account. Grantor or Beneficiary may upon reasonable notice to Trustee examine such records during business hours by any person or persons duly authorized in writing by Grantor or Beneficiary as the case may be.

         Section 2.8 Compensation of Trustee. Grantor hereby agrees to compensate Trustee for the services to be rendered hereunder at rates and at such times as Grantor and Trustee shall agree, and to pay or reimburse Trustee upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in connection with carrying out its duties hereunder or defending itself against any claim of liability. Trustee is entitled to receive its compensation and other expense from the income paid with respect to the Trust Account prior to the payment thereof to Grantor. Grantor and Trustee acknowledge that the Trust Account is established solely for the benefit of Beneficiary and may not be invaded for the purpose of paying compensation to, or reimbursing, Trustee.

         Section 2.9 Resignation or Removal of Trustee.

         (a) Trustee may resign, by written notice of resignation, effective not less than ninety (90) days after receipt by Grantor and Beneficiary of such notice. Grantor may remove Trustee at any time, without assigning any cause therefor, upon ninety (90) days prior written notice to Trustee. Grantor and Beneficiary shall appoint and approve a successor Trustee upon receipt of Trustee's notice of resignation, or upon removal. No such resignation or removal shall be effective until a successor trustee has been duly appointed and approved and such successor trustee has accepted such appointment and all Trust Assets has been duly transferred to the successor trustee; provided that, Trustee reserves the right, in the event of its resignation or removal to seek appropriate judicial relief in the event a successor Trustee has not been appointed or approved within 90 days after the effective date of Trustee's resignation. In case of appointment of a successor trustee, all of the powers, rights and duties of Trustee named herein shall survive and continue in the successor trustee and every successor trustee shall succeed to, take and have all the estate, powers, rights and duties which belonged to or were held by its predecessor. In the case of the resignation or removal of a trustee, such trustee shall have the right to an accounting with respect to the Trust Account and payment of any and all fees, and expenses and other obligations owing to such trustee.

         (b) Any successor trustee shall be a bank or trust company organized and existing under laws of the State of Texas or shall be a member of the Federal Reserve System of the United States, and shall not be parent, subsidiary or affiliate of either Grantor or Beneficiary.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         Section 3.1 Termination. This Trust Agreement may be terminated by Grantor upon sixty (60) days prior written notice to Trustee by Grantor. Such written notice of termination shall be delivered by Trustee to Beneficiary at least thirty (30) but not more than forty-five (45) days prior to termination. This Trust Agreement shall terminate, and the Trust Account shall be closed, at such time as the value of the Trust Assets is less than $1,000.00. Upon the termination of this Trust Agreement and the Trust Account, Trustee shall, after deduction of any and all fees and expenses of Trustee, transfer, pay over and deliver to Grantor any undistributed income and with written approval of Beneficiary all of the Trust Assets not previously withdrawn by Beneficiary (without adjustment for any accrued income), and such payment, transfer and delivery shall constitute a full and sufficient discharge and release of Trustee in respect thereof.

         Section 3.2 Law Governing. This Trust Agreement, and any amendments thereto, shall be administered, governed by, and construed in accordance with, the internal substantive laws of the State of Texas. Grantor, Beneficiary and Trustee each consents to the jurisdiction of the federal court situated in Austin, Texas in connection with any dispute arising hereunder.

         Section 3.3 Amendments. This Trust Agreement may not be amended or modified in any manner except by a written agreement executed by all parties.

         Section 3.4 Severability. In the event any provisions of this Trust Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity, legality or enforceability of any other provision.

         Section 3.5 Assignment. This Trust Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Trust Agreement shall not be assignable by any party without the written consent of the other parties.

         Section 3.6 Multiple Originals. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         Section 3.7 Entire Agreement. This Trust Agreement constitutes the entire Agreement of the parties hereto with respect to the Trust Account and is not subject to any conditions or qualifications not expressed herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed by their respective corporate officers, thereunto duly authorized, this 9th day of March, 2004.

GRANTOR                                      Address for Notice

TEXAS INTERNATIONAL LIFE INSURANCE
COMPANY

                                             Bridgepoint Square, Building One
By: /s/ Larry J. Doze                        6300 Bridgepoint Parkway, Suite 340
    ------------------------------           Austin, Texas 78730
        Larry J. Doze, President

BENEFICIARY                                  Address for Notice

CITIZENS INSURANCE COMPANY

By: /s/ Mark Oliver
    ------------------------------
        Mark Oliver, President

TRUSTEE                                      Address for Notice

WELLS FARGO BANK, N.A.

By: /s/ Wells Fargo Bank
    ------------------------------
Title:
       ---------------------------